Annual Report

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                                                                    MAY 31, 2002

FRANKLIN NEW YORK
TAX-FREE INCOME FUND

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FRANKLIN [REGISTRATION MARK] TEMPLETON [REGISTRATION MARK] INVESTMENTS

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  THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON.
WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM
      PERSPECTIVE AND REMEMBER THAT ALL SECURITIES
  MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND
 SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND
  LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN
                                  THE YEARS AHEAD.

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CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN NEW YORK TAX-FREE INCOME FUND

SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT


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SHAREHOLDER LETTER


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YOUR FUND'S GOAL: FRANKLIN NEW YORK TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH,
CURRENT INCOME EXEMPT FROM REGULAR FEDERAL, NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES THROUGH A DIVERSIFIED PORTFOLIO CONSISTING MAINLY OF MUNICIPAL SECURITIES.(1)
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Dear Shareholder:

We are pleased to bring you Franklin New York Tax-Free Income Fund's annual report covering the fiscal year ended May 31, 2002. During the 12 months under review, the U.S. economy struggled through its first recession in 10 years as gross domestic product (GDP) growth declined during the first half of 2001 before contracting at a 1.3% annualized rate in the third quarter of 2001. In November 2001 the National Bureau of Economic Research signaled that the country had been in a mild recession since March 2001, officially marking an end to the longest expansion in the nation's history. Significant, broadbased and sustained downward trends in economic activity were largely to blame, with employment, industrial production and business spending dropping substantially. Consequently, consumer confidence fell to multi-year lows and the jobless rate hit its highest level in nearly eight years.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 30.


CONTENTS

Shareholder Letter .........  1

Performance Summary ........ 14

Special Feature:
Understanding Your
Tax-Free Income Fund ....... 18

Municipal Bond Ratings ..... 23

Financial Highlights &
Statement of Investments ... 26

Financial Statements ....... 43

Notes to
Financial Statements ....... 47

Independent
Auditors' Report ........... 51

Tax Designation ............ 52

Board Members
and Officers ............... 53



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FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

"THE FED CEASED ITS MONETARY EASING POLICY ... AS THE ECONOMY MADE ENCOURAGING
PROGRESS. ..."


In response to this deteriorating economic activity, the fallout from September 11 and the new war on terrorism, the Federal Reserve Board (the Fed) continued aggressively cutting interest rates to lower borrowing costs and stimulate economic growth. Six interest rate cuts reduced the federal funds target rate from 4.00% at the beginning of the period to 1.75% on May 31, 2002, its lowest level in more than 40 years. The Fed's efforts, a $1.35 trillion tax cut package, unexpectedly strong retail sales and increased government spending contributed to a surprising turnaround in GDP growth at a 1.7% annualized rate in fourth quarter 2001 followed by an unexpectedly strong 6.1% annualized rate for first quarter 2002. The Fed ceased its monetary easing policy and returned to a neutral bias as the economy made encouraging progress within a low-inflation environment. Consumers, whose spending accounts for roughly two-thirds of all U.S. economic activity, were also largely responsible for keeping the recovery on track through April and May 2002.

U.S. securities markets experienced mixed results in response to the war on terrorism, the Fed's actions and declining corporate and economic data. Investors' risk aversion increased, and by the end of third quarter 2001 this sentiment led to significant market volatility. Most equity indexes experienced their worst quarterly decline, on a percentage basis, since the quarter that included the crash of 1987. They soon rebounded from September lows as indications of a potential economic recovery offered investors new optimism. However, disappointing corporate earnings announcements and investors' widening skepticism of corporate integrity, set off by Enron's collapse and ensuing scandal, troubled the stock markets throughout the first five months of 2002. These factors, along with mixed economic indicators, a scarcity of jobs and persistent political and social tensions globally further contributed to overall losses for the major equity indexes during the 12 months ended May 31, 2002.

For much of the year under review, fixed income markets, including municipal bonds, generally performed well, aided primarily by falling short-term interest rates and rising investor demand for the perceived safety of bonds versus stocks. Consequently, U.S. Treasuries slightly outperformed the Standard & Poor's 500 Composite Index, a widely used benchmark of U.S. equity performance, during the period. The bond market's progress was uneven, however. Overall, the Treasury yield curve, representing yields of short- to long-term Treasuries, steepened as yields on the short end headed lower -- a result of rising bond prices amid the market's increasing growth and inflation expectations. This change in the yield curve was most visible in the last three months of the reporting period as bond investors began to sense the end of the recession and the Fed's monetary easing policy. Overall, the 30-year Treasury bond's yield decreased slightly from 5.75% at the beginning of the year under review to 5.62% on May 31, 2002. At the same time, the 10-year Treasury bond's yield dropped from 5.43% to 5.08%, and the 2-year Treasury note's yield fell from 4.22% to 3.22%. Short-term interest rates fell more substantially than long-term rates largely due to the Fed's actions and investors' economic worries.


                                                                               3
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The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, experienced volatility and ended the period lower, yielding 5.42% at the beginning of the period and 5.37% on May 31, 2002.(2) On October 31, 2001, the Fed's announcement to discontinue new issuance of 30-year debt exacerbated the already disconnected relationship between the long-term municipal market and the Treasury market, which resulted from the Fed's early-2000 introduction of its 30-year Treasury bond buyback program. Subsequently, the 30-year Treasury bond's price rose more than five points, its largest one-day point gain since the bond began trading on a regular basis; the 10-year Treasury note gained nearly one full point in response, while municipals increased only marginally. Municipal bonds did benefit, however, from robust retail and institutional demand, and held up well despite widening Treasury yield spreads and an increase in new-issue supply. At the end of the reporting period, municipal bonds continued to offer attractive tax-equivalent yields over comparable taxable investments.

Municipal bond funds continue to be appealing to those investors seeking tax-free income. Depending on your federal, state and New York City tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment. Predicting market cycles is very difficult, even for professional economists, which is why we recommend investing for the long term. It is important to remember that over


2. Source: THE BOND BUYER, 6/1/02. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.


4
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time, the tax-free income received from municipal bonds will ultimately drive the Fund's total return performance. Overall, we believe our professionally managed portfolio can provide investors with high credit quality and valuable, tax-free income, for the long term.

NEW YORK ECONOMIC UPDATE
With a gross state product of more than $754 billion, New York maintained its status as the world's 10th largest economy, accounting for approximately 8.1% of U.S. GDP.(3, 4) After improving steadily through 2000, the state's deep and diverse economy weakened in 2001 along with the rest of the Northeast, influenced primarily by the national recession and the September 11 tragedies. In recent years the state's robust growth was driven, in large part, by New York City's booming financial services sector, which helped generate economic activity and revenue growth consistently higher than forecasts. It is this same dependence on the volatile financial services sector that exacerbated New York's current budget stresses as the stock market's direction changed for the worse over the past two years, highlighting how reliant on capital gains taxes the state has grown.

The recession's effects reached New York later than the nation as a whole, but its impact was felt more deeply than in many other parts of the country. Specifically, revised state revenue projections anticipate shortfalls of $1.1 billion in fiscal year 2002 (begun on April 1, 2002) and another $5.8 billion in fiscal year 2003.(5) Waning personal income taxes account for the


3. Source: New York State Data Center, 5/31/02, www.empire.state.ny.us.
4. Source: Bureau of Economic Analysis, 5/24/02, www.bea.gov.
5. Source: Moody's Investors Service, NEW YORK (STATE OF), 2/13/02. This does not indicate Moody's rating of the Fund.


WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

FOR YIELD AND DISTRIBUTION RATE, THE TAXABLE EQUIVALENT
IS THE AMOUNT A TAXABLE INVESTMENT WOULD HAVE TO EARN TO MATCH A TAX-FREE INVESTMENT SUCH AS MUNICIPAL BONDS.* YOU CAN FIND YOUR FUND'S TAXABLE EQUIVALENT DISTRIBUTION RATE AND YIELD IN THE PERFORMANCE SUMMARY.


*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

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"... [T]ERRORIST ATTACKS AT THE WORLD TRADE CENTER AND ENSUING ECONOMIC
DISRUPTION CERTAINLY TESTED THE STATE'S IMPROVING FINANCIAL MANAGEMENT
ABILITIES."


largest portion of this decline, with estimated 2002 receipts revised downward to $23.3 billion from $27.0 billion last year, while user and business taxes are due to remain flat.(6)

The unforeseeable terrorist attacks at the World Trade Center (WTC) and ensuing economic disruption certainly tested the state's improving financial management abilities. There will be $1.13 billion in reserves allocated for WTC-related revenue losses, leaving only the rainy day fund intact at the end of fiscal year 2003.(7) Before September 11, New York had already announced a series of operating cost containments, including a hiring freeze, while anticipating healthy increases in general fund, personal income and sales tax receipts. The changes wrought by the WTC tragedy reversed these gains into declines, worsened by falling consumer confidence, reduced corporate profits and a major ebb in the travel and tourism industries. Nonetheless, New York ended the 2001 fiscal year with a cash balance of $2.08 billion -- less than the $2.71 billion estimated prior to September 11 but a solid reflection of the state's conservative budget practices, funding changes, and mid-year actions taken to help reduce imbalance.(6)

Before its recent difficulties, New York managed to record six years of large (often $1 billion-plus) operating surpluses through fiscal year 2001, increasing its financial cushion while absorbing personal income and corporate tax reductions in an effort to retain and attract new businesses to the state.7 So far, the state


6. Source: Standard & Poor's, RATINGSDIRECT, STATE REVIEW: NEW YORK, 3/13/02.
7. Source: Standard & Poor's, RATINGSDIRECT, STATE OF THE STATES: FISCAL 2003 PRESENTS MANY CHALLENGES, 3/5/02.

has been slow to address the new revenue gaps, other than tapping reserves and operating surpluses from 2001. Despite the current budgetary pressures this type of stopgap produces, no action has been taken to reverse or defer previously adopted tax cuts, revealing the significance of these cuts to the state's economic health.

New York's debt levels remain above average by all measures, although a debt reduction program has been adopted to implement a modest pay-as-you-go capital mechanism and gradually reduce future borrowings. The state's tax-supported debt, including general obligation (GO) bonds and appropriation-backed debt, amounted to $29.4 billion at the end of fiscal year 2001, with resident debt levels at $1,606 per capita and 4.2% of personal income -- well above the national averages.(6) Wealth levels remain strong while employment growth, forecast to decline 1.2% in fiscal year 2002 (roughly double the estimate for the nation), is expected to resume next year. Personal income, however, witnessed no declines in fiscal year 2001 and is expected to increase 1.1% this fiscal year and 3.8% in 2003.(7)

The economic forecast within the spring 2002 executive budget release reflects the mild recession's effects and the likelihood of New York's recovering at a slower pace than the nation's, consistent with past economic cycles. New York's solid balance sheet and improving budgetary regime over the past several years is bolstering its finances and credit profile now that the easy times are over. Furthermore, its highly educated workforce, extensive infrastructure and world-class universities and colleges solidify the Empire State's economic strength. As such,

Moody's, an independent credit rating agency, maintained New York's GO bond rating of Aaa with a positive outlook throughout the reporting period.(5) In contrast to the early 1990s' recession when New York's credit profile was downgraded more than once, the current stability reflected in Moody's credit rating rewards New York for its evolution toward more conservative revenue forecasting, formalized reserve policies, and focus on spending reductions with an eye for restoring budget balance.


PORTFOLIO NOTES
The municipal bond market was volatile, experiencing occasional intervals of rising interest rates during the year under review, specifically following the release of stronger-than-expected economic data such as we saw from November through May. Overall, however, the municipal bond market ended the year near where it began. Similarly, Franklin New York Tax-Free Income Fund's performance was nearly flat for the year under review. Your Fund's Class A share price, as measured by net asset value, increased from $11.62 on May 31, 2001, to $11.65 on May 31, 2002. Municipal debt and other financial markets seemed driven primarily by governmental responses to the recession and war on terrorism.

The combination of low interest rates and generally declining tax receipts sparked a significant outbreak of municipal bond activity. Many New York municipalities took advantage of lower borrowing costs to issue new debt and refinance existing debt from earlier, higher interest rate cycles. The need for capital improvement also contributed to the fervor, and 2001 closed near a record high for new national municipal bond issuance, at $286.3 billion, of which approximately $22.4 billion were New York issues.(8) This trend continued as 2002 issuance through May totaled approximately $121.4 billion nationally, of which approximately $12.5 billion were New York issues.(9) This strong municipal bond supply was generally well received, marked by high institutional and retail demand as investors continued to shift into the municipal bond asset class.

Although most New York municipal bonds retained their credit standings throughout the reporting period, some declining credit situations did occur, many of which were a direct result of September 11 events. The credits that were affected most included Battery Park City Authority Revenue, airline-backed municipal bonds and Port Authority of New York and New Jersey Revenue. The Fund had very little exposure to these credits during the reporting period, and we did not expect any impact to the interest payments on these bonds over the near term. Deteriorating credit situations such as this highlight the advantage of holding a professionally managed municipal bond fund, which offers a diversified portfolio of municipal bonds and limits exposure to any single credit. With its slowdown, which was worsened by the September 11 events, New York will continue to face short- and long-term challenges. However given the amount of resources supplied by a combination of governmental aid, insurance proceeds and financial reserve accounts, we expect that New York will be able to manage its recent fiscal stress over the long term, thereby bolstering its underlying municipal bonds' credit quality.


8. Source: THE BOND BUYER, 1/2/02.
9. Source: THE BOND BUYER, 6/3/02.


[GRAPHIC OMITTED]
CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments
5/31/02

AAA - 47.6%
AA - 36.2%
A - 10.6%
BBB - 3.9%
Below Investment Grade - 1.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

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-----------------------------
PORTFOLIO BREAKDOWN
5/31/02

                  % OF TOTAL
                   LONG-TERM
                  INVESTMENTS
-----------------------------

Subject to Government
Appropriations          26.3%

Prerefunded             19.7%

Transportation          12.2%

Utilities               10.6%

Hospital & Health Care   8.5%

Housing                  7.2%

Tax-Supported            5.4%

Other Revenue            5.0%

General Obligation       2.8%

Higher Education         2.3%
-----------------------------


Throughout the reporting period, we maintained our disciplined approach of managing primarily for income and share price stability by purchasing bonds that were priced at a slight discount with good overall structure. We do not invest in derivative products or use leveraged assets that could increase share price volatility. We attempted to enhance the portfolio's income-producing potential by selling lower coupon and prerefunded bonds and buying higher yielding, longer-term securities. We also attempted to book tax losses, which can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. As a result, we improved the portfolio's overall structure and kept the Fund as fully invested as possible. With these strategies in mind, we bought New York City GO, Triborough Bridge and Tunnel Authority Revenue, New York Metropolitan Transit Authority (MTA), New York City Municipal Water Authority Revenue and New York City Transitional Finance Authority Revenue bonds. Some bonds sold during the reporting period included mostly refunded issues of New York City GO and New York City Municipal Water Authority bonds. Furthermore, at period-end no bonds in the Fund's portfolio were subject to the alternative minimum tax.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. The proceeds were reinvested at current, lower interest rates, causing the Fund's dividend distribution to decline. Bond call risk is inherent with many municipal bonds and bond funds, highlighting the importance and benefits of effective portfolio management.


10
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DIVIDEND DISTRIBUTIONS
6/1/01-5/31/02

                            DIVIDEND PER SHARE
              ----------------------------------------------------
MONTH           CLASS A      CLASS B     CLASS C    ADVISOR CLASS*
------------------------------------------------------------------
June          5.07 cents   4.56 cents   4.55 cents       --
July          5.07 cents   4.56 cents   4.55 cents       --
August        5.07 cents   4.56 cents   4.55 cents       --
September     5.07 cents   4.51 cents   4.51 cents       --
October       5.07 cents   4.51 cents   4.51 cents       --
November      5.07 cents   4.51 cents   4.51 cents    5.15 cents
December      4.92 cents   4.39 cents   4.36 cents    4.99 cents
January       4.92 cents   4.39 cents   4.36 cents    5.00 cents
February      4.92 cents   4.39 cents   4.36 cents    5.00 cents
March         4.92 cents   4.37 cents   4.37 cents    4.99 cents
April         4.92 cents   4.37 cents   4.37 cents    5.00 cents
May           4.92 cents   4.37 cents   4.37 cents    5.00 cents
------------------------------------------------------------------
TOTAL        59.94 CENTS  53.49 CENTS  53.37 CENTS   35.13 CENTS


*On 10/1/01, the Fund began offering Advisor Class shares to investors. Please see the prospectus for details.


Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.85%, based on an annualization of May's 4.92 cent ($0.0485) per share dividend and the $12.17 maximum offering price on May 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and New York state and City personal income tax bracket of 45.01% would need to earn 8.82% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B, C and Advisor shares.

Looking ahead, we are optimistic about the long-term outlook for New York, its municipal bonds and Franklin New York Tax-Free Income Fund. In our opinion the municipal bond market's fundamentals continue to look favorable, as we believe the economy will continue to recover slowly within a subdued inflationary environment. There is, however, a distinct possibility that interest rates will rise in the latter half of 2002 now that the government's low interest rate prescription seems to have pulled the country out of recession. If the Fed switches to a policy of monetary tightening, bond yields will likely increase and we could see some downward pressure on their prices in the coming months. Despite the likelihood of such a trend, we think municipal bonds will remain desirable due to the tax efficiencies they offer. Given municipal bonds' credit quality and the dwindling supply of 30-year Treasuries, we expect long-term municipal bonds to experience strong demand from individual and institutional investors as they seek alternatives in the fixed income marketplace. As the financial markets stabilize and investors continue to realize the benefits of asset allocation, we believe they will find that municipal bond funds can be an attractive component of a well-balanced portfolio.

We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

Sincerely,

/S/ SIGNATURE

Charles B. Johnson
Chairman
Franklin New York Tax-Free Income Fund


/S/ SIGNATURE

Sheila Amoroso


/S/ SIGNATURE

Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin New York Tax-Free Income Fund


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This discussion reflects our views, opinions and portfolio holdings as of May
31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


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A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 5/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION
------------------------------------------------------------------

CLASS A                           CHANGE         5/31/02   5/31/01
------------------------------------------------------------------
Net Asset Value (NAV)             +$0.03         $11.65    $11.62

DISTRIBUTIONS (6/1/01-5/31/02)
Dividend Income                   $0.5994

CLASS B                           CHANGE         5/31/02   5/31/01
------------------------------------------------------------------
Net Asset Value (NAV)             +$0.02         $11.63    $11.61

DISTRIBUTIONS (6/1/01-5/31/02)
Dividend Income                   $0.5349

CLASS C                           CHANGE         5/31/02   5/31/01
------------------------------------------------------------------
Net Asset Value (NAV)             +$0.02         $11.64    $11.62
DISTRIBUTIONS (6/1/01-5/31/02)
Dividend Income                   $0.5337

ADVISOR CLASS                     CHANGE         5/31/02   10/1/01
------------------------------------------------------------------
Net Asset Value (NAV)             -$0.03         $11.65    $11.68

DISTRIBUTIONS (10/1/01-5/31/02)
Dividend Income                   $0.3513
------------------------------------------------------------------


              Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                        1-YEAR    5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.55%   +33.05%         +86.08%
Average Annual Total Return(2)                 +1.03%    +4.96%          +5.94%
Avg. Ann. Total Return (6/30/02)(3)            +1.19%    +4.97%          +5.85%

Distribution Rate(4)                     4.85%
Taxable Equivalent Distribution Rate(5)  8.82%
30-Day Standardized Yield(6)             3.97%
Taxable Equivalent Yield(5)              7.22%

                                                                       INCEPTION
CLASS B                                        1-YEAR    3-YEAR        (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +4.88%   +13.77%         +14.47%
Average Annual Total Return(2)                 +0.88%    +3.49%          +3.26%
Avg. Ann. Total Return (6/30/02)(3)            +1.13%    +4.21%          +3.42%

Distribution Rate(4)                     4.51%
Taxable Equivalent Distribution Rate(5)  8.20%
30-Day Standardized Yield(6)             3.59%
Taxable Equivalent Yield(5)              6.53%

                                                                       INCEPTION
CLASS C                                        1-YEAR    5-YEAR        (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +4.86%   +29.29%         +47.05%
Average Annual Total Return(2)                 +2.80%    +5.06%          +5.44%
Avg. Ann. Total Return (6/30/02)(3)            +3.14%    +5.07%          +5.51%

Distribution Rate(4)                     4.46%
Taxable Equivalent Distribution Rate(5)  8.11%
30-Day Standardized Yield(6)             3.55%
Taxable Equivalent Yield(5)              6.46%

ADVISOR CLASS(7)                               1-YEAR    5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.60%   +33.11%         +86.17%
Average Annual Total Return(2)                 +5.60%    +5.89%          +6.41%
Avg. Ann. Total Return (6/30/02)(3)            +5.76%    +5.89%          +6.31%

Distribution Rate(4)                     5.15%
Taxable Equivalent Distribution Rate(5)  9.37%
30-Day Standardized Yield(6)             4.24%
Taxable Equivalent Yield(5)              7.71%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's May dividend and the maximum offering price (NAV for Classes B and Advisor) per share on 5/31/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and New York state and City personal income tax bracket of 45.01%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 5/31/02.
7. Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative total return of Advisor Class shares was +2.80%.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


----------------------------
AVERAGE ANNUAL TOTAL RETURN

CLASS A              5/31/02
----------------------------
1-Year                +1.03%
5-Year                +4.96%
10-Year               +5.94%
----------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

APPENDIX DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO
ITEM 304 (a) OF REGULATION S-T) GRAPHIC MATERIAL (1)

The following line graph compares the performance of the Franklin New York Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index(8), and to the CPI(8) based on a $10,000 investment from 6/1/92 to 5/31/02.

CLASS A (6/1/92-5/31/02)

           Franklin New York Tax-         Lehman Brothers Municipal
Date           Free Income Fund                  Bond Index(8)                    CPI(8)
----------------------------------------------------------------------------------------
6/1/92              $ 9,574                         10,000                        10,000
6/30/92             $ 9,746           1.68%         10,168         0.36%          10,036
7/31/92             $10,063           3.00%         10,473         0.21%          10,057
8/31/92             $ 9,965          -0.97%         10,371         0.28%          10,085
9/30/92             $10,012           0.65%         10,439         0.28%          10,113
10/31/92            $ 9,861          -0.98%         10,337         0.35%          10,149
11/30/92            $10,099           1.79%         10,522         0.14%          10,163
12/31/92            $10,233           1.02%         10,629        -0.07%          10,156
1/31/93             $10,369           1.16%         10,752         0.49%          10,206
2/28/93             $10,637           3.62%         11,141         0.35%          10,241
3/31/93             $10,597          -1.06%         11,023         0.35%          10,277
4/30/93             $10,655           1.01%         11,135         0.28%          10,306
5/31/93             $10,784           0.56%         11,197         0.14%          10,320
6/30/93             $10,959           1.67%         11,384         0.14%          10,335
7/31/93             $10,964           0.13%         11,399         0.00%          10,335
8/31/93             $11,168           2.08%         11,636         0.28%          10,364
9/30/93             $11,289           1.14%         11,769         0.21%          10,386
10/31/93            $11,310           0.19%         11,791         0.41%          10,428
11/30/93            $11,221          -0.88%         11,687         0.07%          10,436
12/31/93            $11,455           2.11%         11,934         0.00%          10,436
1/31/94             $11,561           1.14%         12,070         0.27%          10,464
2/28/94             $11,358          -2.59%         11,757         0.34%          10,499
3/31/94             $11,032          -4.07%         11,279         0.34%          10,535
4/30/94             $11,054           0.85%         11,375         0.14%          10,550
5/31/94             $11,152           0.87%         11,474         0.07%          10,557
6/30/94             $11,126          -0.61%         11,404         0.34%          10,593
7/31/94             $11,273           1.83%         11,612         0.27%          10,622
8/31/94             $11,334           0.35%         11,653         0.40%          10,664
9/30/94             $11,201          -1.47%         11,482         0.27%          10,693
10/31/94            $11,038          -1.78%         11,277         0.07%          10,700
11/30/94            $10,786          -1.81%         11,073         0.13%          10,714
12/31/94            $11,045           2.20%         11,317         0.00%          10,714
1/31/95             $11,277           2.86%         11,640         0.40%          10,757
2/28/95             $11,520           2.91%         11,979         0.40%          10,800
3/31/95             $11,603           1.15%         12,117         0.33%          10,836
4/30/95             $11,626           0.12%         12,131         0.33%          10,872
5/31/95             $11,944           3.19%         12,518         0.20%          10,893
6/30/95             $11,845           -0.87%        12,409         0.20%          10,915
7/31/95             $11,910           0.95%         12,527         0.00%          10,915
8/31/95             $12,037           1.27%         12,686         0.26%          10,943
9/30/95             $12,097           0.63%         12,766         0.20%          10,965
10/31/95            $12,272           1.45%         12,951         0.33%          11,002
11/30/95            $12,448           1.66%         13,166        -0.07%          10,994
12/31/95            $12,552           0.96%         13,293        -0.07%          10,986
1/31/96             $12,602           0.76%         13,394         0.59%          11,051
2/29/96             $12,494          -0.68%         13,303         0.32%          11,086
3/31/96             $12,395          -1.28%         13,133         0.52%          11,144
4/30/96             $12,371          -0.28%         13,096         0.39%          11,187
5/31/96             $12,380          -0.04%         13,091         0.19%          11,209
6/30/96             $12,508           1.09%         13,233         0.06%          11,215
7/31/96             $12,615           0.90%         13,352         0.19%          11,237
8/31/96             $12,613          -0.02%         13,350         0.19%          11,258
9/30/96             $12,797           1.40%         13,537         0.32%          11,294
10/31/96            $12,915           1.13%         13,689         0.32%          11,330
11/30/96            $13,101           1.83%         13,940         0.19%          11,352
12/31/96            $13,071          -0.42%         13,881         0.00%          11,352
1/31/97             $13,101           0.19%         13,908         0.32%          11,388
2/28/97             $13,211           0.92%         14,036         0.31%          11,423
3/31/97             $13,092          -1.33%         13,849         0.25%          11,452
4/30/97             $13,189           0.84%         13,965         0.12%          11,466
5/31/97             $13,390           1.51%         14,176        -0.06%          11,459
6/30/97             $13,499           1.07%         14,328         0.12%          11,473
7/31/97             $13,853           2.77%         14,725         0.12%          11,486
8/31/97             $13,777          -0.94%         14,586         0.19%          11,508
9/30/97             $13,935           1.19%         14,760         0.25%          11,537
10/31/97            $14,035           0.64%         14,855         0.25%          11,566
11/30/97            $14,124           0.59%         14,942        -0.06%          11,559
12/31/97            $14,314           1.46%         15,160        -0.12%          11,545
1/31/98             $14,464           1.03%         15,316         0.19%          11,567
2/28/98             $14,482           0.03%         15,321         0.19%          11,589
3/31/98             $14,536           0.09%         15,335         0.19%          11,611
4/30/98             $14,494          -0.45%         15,266         0.18%          11,632
5/31/98             $14,707           1.58%         15,507         0.18%          11,653
6/30/98             $14,786           0.39%         15,568         0.12%          11,667
7/31/98             $14,817           0.25%         15,606         0.12%          11,681
8/31/98             $15,008           1.55%         15,848         0.12%          11,695
9/30/98             $15,174           1.25%         16,046         0.12%          11,709
10/31/98            $15,191           0.00%         16,046         0.24%          11,737
11/30/98            $15,234           0.35%         16,103         0.00%          11,737
12/31/98            $15,258           0.25%         16,143        -0.06%          11,730
1/31/99             $15,401           1.19%         16,335         0.24%          11,758
2/28/99             $15,380          -0.44%         16,263         0.12%          11,772
3/31/99             $15,421           0.14%         16,286         0.30%          11,807
4/30/99             $15,463           0.25%         16,327         0.73%          11,894
5/31/99             $15,402          -0.58%         16,232         0.00%          11,894
6/30/99             $15,210          -1.44%         15,998         0.00%          11,894
7/31/99             $15,253           0.36%         16,056         0.30%          11,929
8/31/99             $15,086          -0.80%         15,927         0.24%          11,958
9/30/99             $15,076           0.04%         15,934         0.48%          12,015
10/31/99            $14,881          -1.08%         15,762         0.18%          12,037
11/30/99            $15,031           1.06%         15,929         0.06%          12,044
12/31/99            $14,908          -0.75%         15,809         0.00%          12,044
1/31/00             $14,844          -0.44%         15,740         0.30%          12,080
2/29/00             $15,024           1.16%         15,922         0.59%          12,152
3/31/00             $15,354           2.18%         16,269         0.82%          12,251
4/30/00             $15,262          -0.59%         16,173         0.06%          12,259
5/31/00             $15,210          -0.52%         16,089         0.12%          12,273
6/30/00             $15,559           2.65%         16,516         0.52%          12,337
7/31/00             $15,729           1.39%         16,745         0.23%          12,365
8/31/00             $15,942           1.54%         17,003         0.00%          12,365
9/30/00             $15,889          -0.52%         16,915         0.52%          12,430
10/31/00            $16,019           1.09%         17,099         0.17%          12,451
11/30/00            $16,150           0.76%         17,229         0.06%          12,458
12/31/00            $16,508           2.47%         17,654        -0.06%          12,451
1/31/01             $16,611           0.99%         17,829         0.63%          12,529
2/28/01             $16,700           0.32%         17,886         0.40%          12,579
3/31/01             $16,846           0.90%         18,047         0.23%          12,608
4/30/01             $16,746          -1.08%         17,852         0.40%          12,659
5/31/01             $16,879           1.08%         18,045         0.45%          12,716
6/30/01             $16,996           0.67%         18,166         0.17%          12,737
7/31/01             $17,217           1.48%         18,435        -0.28%          12,702
8/31/01             $17,439           1.65%         18,739         0.00%          12,702
9/30/01             $17,336          -0.34%         18,675         0.45%          12,759
10/31/01            $17,501           1.19%         18,898        -0.34%          12,716
11/30/01            $17,412          -0.84%         18,739        -0.17%          12,694
12/31/01            $17,276          -0.95%         18,561        -0.39%          12,644
1/31/02             $17,530           1.73%         18,882         0.23%          12,673
2/28/02             $17,710           1.20%         19,109         0.40%          12,724
3/31/02             $17,451          -1.96%         18,734         0.56%          12,795
4/30/02             $17,679           1.95%         19,099         0.56%          12,867
5/31/02             $17,815           0.61%         19,216         0.00%          12,867
========================================================================================
Total Return         78.15%                         92.16%                        28.67%



-------------------------------
AVERAGE ANNUAL TOTAL RETURN

CLASS B                 5/31/02
-------------------------------
1-Year                   +0.88%
3-Year                   +3.49%
Since Inception (1/1/99) +3.26%
-------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


The following line graph compares the performance of the Franklin New York Tax-Free Income Fund's Class B shares to that of the Lehman Brothers Municipal Bond Index(8), and to the CPI(8) based on a $10,000 investment from 1/1/99 to 5/31/02.

CLASS B (1/1/99-5/31/02)


           Franklin New York Tax-         Lehman Brothers Municipal
Date           Free Income Fund                  Bond Index(8)                    CPI(8)
----------------------------------------------------------------------------------------
1/1/99              $10,000                        $10,000                       $10,000
1/31/99             $10,086           1.19%        $10,119         0.24%         $10,024
2/28/99             $10,067          -0.44%        $10,074         0.12%         $10,036
3/31/99             $10,090           0.14%        $10,089         0.30%         $10,066
4/30/99             $10,106           0.25%        $10,114         0.73%         $10,140
5/31/99             $10,062          -0.58%        $10,055         0.00%         $10,140
6/30/99             $ 9,932          -1.44%        $ 9,910         0.00%         $10,140
7/31/99             $ 9,955           0.36%        $ 9,946         0.30%         $10,170
8/31/99             $ 9,841          -0.80%        $ 9,866         0.24%         $10,194
9/30/99             $ 9,830           0.04%        $ 9,870         0.48%         $10,243
10/31/99            $ 9,698          -1.08%        $ 9,764         0.18%         $10,262
11/30/99            $ 9,790           1.06%        $ 9,867         0.06%         $10,268
12/31/99            $ 9,706          -0.75%        $ 9,793         0.00%         $10,268
1/31/00             $ 9,669          -0.44%        $ 9,750         0.30%         $10,299
2/29/00             $ 9,781           1.16%        $ 9,863         0.59%         $10,360
3/31/00             $ 9,983           2.18%        $10,078         0.82%         $10,444
4/30/00             $ 9,927          -0.59%        $10,019         0.06%         $10,451
5/31/00             $ 9,880          -0.52%        $ 9,967         0.12%         $10,463
6/30/00             $10,102           2.65%        $10,231         0.52%         $10,518
7/31/00             $10,217           1.39%        $10,373         0.23%         $10,542
8/31/00             $10,350           1.54%        $10,533         0.00%         $10,542
9/30/00             $10,302          -0.52%        $10,478         0.52%         $10,597
10/31/00            $10,391           1.09%        $10,592         0.17%         $10,615
11/30/00            $10,462           0.76%        $10,673         0.06%         $10,621
12/31/00            $10,690           2.47%        $10,936        -0.06%         $10,615
1/31/01             $10,751           0.99%        $11,045         0.63%         $10,682
2/29/01             $10,804           0.32%        $11,080         0.40%         $10,724
3/31/01             $10,893           0.90%        $11,180         0.23%         $10,749
4/30/01             $10,824          -1.08%        $11,059         0.40%         $10,792
5/31/01             $10,914           1.08%        $11,178         0.45%         $10,841
6/30/01             $10,976           0.67%        $11,253         0.17%         $10,859
7/31/01             $11,114           1.48%        $11,420        -0.28%         $10,829
8/31/01             $11,252           1.65%        $11,608         0.00%         $10,829
9/30/01             $11,181          -0.34%        $11,569         0.45%         $10,877
10/31/01            $11,282           1.19%        $11,707        -0.34%         $10,840
11/30/01            $11,219          -0.84%        $11,608        -0.17%         $10,822
12/31/01            $11,126          -0.95%        $11,498        -0.39%         $10,780
1/31/02             $11,285           1.73%        $11,697         0.23%         $10,804
2/28/02             $11,396           1.20%        $11,837         0.40%         $10,848
3/31/02             $11,224          -1.96%        $11,605         0.56%         $10,908
4/30/02             $11,365           1.95%        $11,831         0.56%         $10,970
5/31/02             $11,158           0.61%        $11,904         0.00%         $10,970
========================================================================================
Total Return         11.58%                         19.04%                         9.70%


              Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

The following line graph compares the performance of the Franklin New York Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index(8), and to the CPI(8) based on a $10,000 investment from 5/1/95 to 5/31/02.

CLASS C (5/1/95-5/31/02)


           Franklin New York Tax-         Lehman Brothers Municipal
Date           Free Income Fund                  Bond Index(8)                    CPI(8)
----------------------------------------------------------------------------------------
5/1/95              $ 9,896                        $10,000                       $10,000
5/31/95             $10,147           3.19%        $10,319         0.20%         $10,020
6/30/95             $10,066          -0.87%        $10,229         0.20%         $10,040
7/31/95             $10,125           0.95%        $10,326         0.00%         $10,040
8/31/95             $10,219           1.27%        $10,458         0.26%         $10,066
9/30/95             $10,273           0.63%        $10,523         0.20%         $10,086
10/31/95            $10,408           1.45%        $10,676         0.33%         $10,120
11/30/95            $10,561           1.66%        $10,853        -0.07%         $10,112
12/31/95            $10,634           0.96%        $10,957        -0.07%         $10,105
1/31/96             $10,672           0.76%        $11,041         0.59%         $10,165
2/29/96             $10,583          -0.68%        $10,966         0.32%         $10,198
3/31/96             $10,485          -1.28%        $10,825         0.52%         $10,251
4/30/96             $10,460          -0.28%        $10,795         0.39%         $10,291
5/31/96             $10,466          -0.04%        $10,791         0.19%         $10,310
6/30/96             $10,578           1.09%        $10,908         0.06%         $10,316
7/31/96             $10,654           0.90%        $11,006         0.19%         $10,336
8/31/96             $10,647          -0.02%        $11,004         0.19%         $10,356
9/30/96             $10,797           1.40%        $11,158         0.32%         $10,389
10/31/96            $10,892           1.13%        $11,284         0.32%         $10,422
11/30/96            $11,043           1.83%        $11,491         0.19%         $10,442
12/31/96            $11,013          -0.42%        $11,443         0.00%         $10,442
1/31/97             $11,033           0.19%        $11,464         0.32%         $10,475
2/28/97             $11,120           0.92%        $11,570         0.31%         $10,508
3/31/97             $11,013          -1.33%        $11,416         0.25%         $10,534
4/30/97             $11,099           0.84%        $11,512         0.12%         $10,547
5/31/97             $11,253           1.51%        $11,686        -0.06%         $10,540
6/30/97             $11,349           1.07%        $11,811         0.12%         $10,553
7/31/97             $11,641           2.77%        $12,138         0.12%         $10,565
8/31/97             $11,562          -0.94%        $12,024         0.19%         $10,586
9/30/97             $11,699           1.19%        $12,167         0.25%         $10,612
10/31/97            $11,767           0.64%        $12,245         0.25%         $10,639
11/30/97            $11,836           0.59%        $12,317        -0.06%         $10,632
12/31/97            $12,000           1.46%        $12,497        -0.12%         $10,619
1/31/98             $12,109           1.03%        $12,626         0.19%         $10,640
2/28/98             $12,128           0.03%        $12,629         0.19%         $10,660
3/31/98             $12,168           0.09%        $12,641         0.19%         $10,680
4/30/98             $12,127          -0.45%        $12,584         0.18%         $10,699
5/31/98             $12,288           1.58%        $12,783         0.18%         $10,719
6/30/98             $12,349           0.39%        $12,832         0.12%         $10,731
7/31/98             $12,379           0.25%        $12,865         0.12%         $10,744
8/31/98             $12,533           1.55%        $13,064         0.12%         $10,757
9/30/98             $12,655           1.25%        $13,227         0.12%         $10,770
10/31/98            $12,674           0.00%        $13,227         0.24%         $10,796
11/30/98            $12,692           0.35%        $13,274         0.00%         $10,796
12/31/98            $12,716           0.25%        $13,307        -0.06%         $10,789
1/31/99             $12,829           1.19%        $13,465         0.24%         $10,815
2/28/99             $12,804          -0.44%        $13,406         0.12%         $10,828
3/31/99             $12,822           0.14%        $13,425         0.30%         $10,861
4/30/99             $12,862           0.25%        $13,458         0.73%         $10,940
5/31/99             $12,804          -0.58%        $13,380         0.00%         $10,940
6/30/99             $12,639          -1.44%        $13,187         0.00%         $10,940
7/31/99             $12,669           0.36%        $13,235         0.30%         $10,973
8/31/99             $12,524          -0.80%        $13,129         0.24%         $10,999
9/30/99             $12,510           0.04%        $13,134         0.48%         $11,052
10/31/99            $12,342          -1.08%        $12,992         0.18%         $11,072
11/30/99            $12,460           1.06%        $13,130         0.06%         $11,079
12/31/99            $12,353          -0.75%        $13,032         0.00%         $11,079
1/31/00             $12,294          -0.44%        $12,974         0.30%         $11,112
2/29/00             $12,437           1.16%        $13,125         0.59%         $11,177
3/31/00             $12,704           2.18%        $13,411         0.82%         $11,269
4/30/00             $12,622          -0.59%        $13,332         0.06%         $11,276
5/31/00             $12,573          -0.52%        $13,263         0.12%         $11,289
6/30/00             $12,855           2.65%        $13,614         0.52%         $11,348
7/31/00             $12,990           1.39%        $13,803         0.23%         $11,374
8/31/00             $13,159           1.54%        $14,016         0.00%         $11,374
9/30/00             $13,098          -0.52%        $13,943         0.52%         $11,433
10/31/00            $13,211           1.09%        $14,095         0.17%         $11,453
11/30/00            $13,301           0.76%        $14,202         0.06%         $11,460
12/31/00            $13,590           2.47%        $14,553        -0.06%         $11,453
1/31/01             $13,680           0.99%        $14,697         0.63%         $11,525
2/29/01             $13,735           0.32%        $14,744         0.40%         $11,571
3/31/01             $13,848           0.90%        $14,877         0.23%         $11,598
4/30/01             $13,772          -1.08%        $14,716         0.40%         $11,644
5/31/01             $13,874           1.08%        $14,875         0.45%         $11,696
6/30/01             $13,953           0.67%        $14,974         0.17%         $11,716
7/31/01             $14,128           1.48%        $15,196        -0.28%         $11,683
8/31/01             $14,315           1.65%        $15,447         0.00%         $11,683
9/30/01             $14,212          -0.34%        $15,394         0.45%         $11,736
10/31/01            $14,353           1.19%        $15,578        -0.34%         $11,696
11/30/01            $14,273          -0.84%        $15,447        -0.17%         $11,676
12/31/01            $14,155          -0.95%        $15,300        -0.39%         $11,631
1/31/02             $14,356           1.73%        $15,565         0.23%         $11,657
2/28/02             $14,484           1.20%        $15,751         0.40%         $11,704
3/31/02             $14,278          -1.96%        $15,443         0.56%         $11,770
4/30/02             $14,457           1.95%        $15,744         0.56%         $11,836
5/31/02             $14,553           0.61%        $15,840         0.00%         $11,836
========================================================================================
Total Return         45.53%                         58.40%                        18.36%


---------------------------------
AVERAGE ANNUAL TOTAL RETURN

CLASS C                   5/31/02
---------------------------------
1-Year                     +2.80%
5-Year                     +5.06%
Since Inception (5/1/95)   +5.44%
---------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

The following line graph compares the performance of the Franklin New York Tax-Free Income Fund's Advisor Class shares to that of the Lehman Brothers Municipal Bond Index(8), and to the CPI(8) based on a $10,000 investment from 6/1/92 to 5/31/02.

ADVISOR CLASS (6/1/92-5/31/02)(9)


           Franklin New York Tax-         Lehman Brothers Municipal
Date           Free Income Fund                  Bond Index(8)                     CPI(8)
-----------------------------------------------------------------------------------------
6/1/92              $10,000                        $10,000                        $10,000
6/30/92             $10,180           1.68%        $10,168         0.36%          $10,036
7/31/92             $10,511           3.00%        $10,473         0.21%          $10,057
8/31/92             $10,409          -0.97%        $10,371         0.28%          $10,085
9/30/92             $10,458           0.65%        $10,439         0.28%          $10,113
10/31/92            $10,301          -0.98%        $10,337         0.35%          $10,149
11/30/92            $10,549           1.79%        $10,522         0.14%          $10,163
12/31/92            $10,689           1.02%        $10,629        -0.07%          $10,156
1/31/93             $10,831           1.16%        $10,752         0.49%          $10,206
2/28/93             $11,111           3.62%        $11,141         0.35%          $10,241
3/31/93             $11,069          -1.06%        $11,023         0.35%          $10,277
4/30/93             $11,129           1.01%        $11,135         0.28%          $10,306
5/31/93             $11,264           0.56%        $11,197         0.14%          $10,320
6/30/93             $11,447           1.67%        $11,384         0.14%          $10,335
7/31/93             $11,452           0.13%        $11,399         0.00%          $10,335
8/31/93             $11,665           2.08%        $11,636         0.28%          $10,364
9/30/93             $11,792           1.14%        $11,769         0.21%          $10,386
10/31/93            $11,814           0.19%        $11,791         0.41%          $10,428
11/30/93            $11,721          -0.88%        $11,687         0.07%          $10,436
12/31/93            $11,965           2.11%        $11,934         0.00%          $10,436
1/31/94             $12,076           1.14%        $12,070         0.27%          $10,464
2/28/94             $11,863          -2.59%        $11,757         0.34%          $10,499
3/31/94             $11,523          -4.07%        $11,279         0.34%          $10,535
4/30/94             $11,547           0.85%        $11,375         0.14%          $10,550
5/31/94             $11,649           0.87%        $11,474         0.07%          $10,557
6/30/94             $11,622          -0.61%        $11,404         0.34%          $10,593
7/31/94             $11,775           1.83%        $11,612         0.27%          $10,622
8/31/94             $11,839           0.35%        $11,653         0.40%          $10,664
9/30/94             $11,700          -1.47%        $11,482         0.27%          $10,693
10/31/94            $11,529          -1.78%        $11,277         0.07%          $10,700
11/30/94            $11,266          -1.81%        $11,073         0.13%          $10,714
12/31/94            $11,537           2.20%        $11,317         0.00%          $10,714
1/31/95             $11,779           2.86%        $11,640         0.40%          $10,757
2/28/95             $12,033           2.91%        $11,979         0.40%          $10,800
3/31/95             $12,120           1.15%        $12,117         0.33%          $10,836
4/30/95             $12,144           0.12%        $12,131         0.33%          $10,872
5/31/95             $12,476           3.19%        $12,518         0.20%          $10,893
6/30/95             $12,373          -0.87%        $12,409         0.20%          $10,915
7/31/95             $12,440           0.95%        $12,527         0.00%          $10,915
8/31/95             $12,573           1.27%        $12,686         0.26%          $10,943
9/30/95             $12,636           0.63%        $12,766         0.20%          $10,965
10/31/95            $12,819           1.45%        $12,951         0.33%          $11,002
11/30/95            $13,003           1.66%        $13,166        -0.07%          $10,994
12/31/95            $13,111           0.96%        $13,293        -0.07%          $10,986
1/31/96             $13,164           0.76%        $13,394         0.59%          $11,051
2/29/96             $13,050          -0.68%        $13,303         0.32%          $11,086
3/31/96             $12,947          -1.28%        $13,133         0.52%          $11,144
4/30/96             $12,923          -0.28%        $13,096         0.39%          $11,187
5/31/96             $12,932          -0.04%        $13,091         0.19%          $11,209
6/30/96             $13,065           1.09%        $13,233         0.06%          $11,215
7/31/96             $13,177           0.90%        $13,352         0.19%          $11,237
8/31/96             $13,175          -0.02%        $13,350         0.19%          $11,258
9/30/96             $13,367           1.40%        $13,537         0.32%          $11,294
10/31/96            $13,491           1.13%        $13,689         0.32%          $11,330
11/30/96            $13,685           1.83%        $13,940         0.19%          $11,352
12/31/96            $13,653          -0.42%        $13,881         0.00%          $11,352
1/31/97             $13,685           0.19%        $13,908         0.32%          $11,388
2/28/97             $13,800           0.92%        $14,036         0.31%          $11,423
3/31/97             $13,675          -1.33%        $13,849         0.25%          $11,452
4/30/97             $13,776           0.84%        $13,965         0.12%          $11,466
5/31/97             $13,986           1.51%        $14,176        -0.06%          $11,459
6/30/97             $14,101           1.07%        $14,328         0.12%          $11,473
7/31/97             $14,470           2.77%        $14,725         0.12%          $11,486
8/31/97             $14,391          -0.94%        $14,586         0.19%          $11,508
9/30/97             $14,556           1.19%        $14,760         0.25%          $11,537
10/31/97            $14,660           0.64%        $14,855         0.25%          $11,566
11/30/97            $14,753           0.59%        $14,942        -0.06%          $11,559
12/31/97            $14,952           1.46%        $15,160        -0.12%          $11,545
1/31/98             $15,108           1.03%        $15,316         0.19%          $11,567
2/28/98             $15,127           0.03%        $15,321         0.19%          $11,589
3/31/98             $15,184           0.09%        $15,335         0.19%          $11,611
4/30/98             $15,139          -0.45%        $15,266         0.18%          $11,632
5/31/98             $15,362           1.58%        $15,507         0.18%          $11,653
6/30/98             $15,445           0.39%        $15,568         0.12%          $11,667
7/31/98             $15,477           0.25%        $15,606         0.12%          $11,681
8/31/98             $15,676           1.55%        $15,848         0.12%          $11,695
9/30/98             $15,850           1.25%        $16,046         0.12%          $11,709
10/31/98            $15,868           0.00%        $16,046         0.24%          $11,737
11/30/98            $15,913           0.35%        $16,103         0.00%          $11,737
12/31/98            $15,937           0.25%        $16,143        -0.06%          $11,730
1/31/99             $16,087           1.19%        $16,335         0.24%          $11,758
2/28/99             $16,065          -0.44%        $16,263         0.12%          $11,772
3/31/99             $16,108           0.14%        $16,286         0.30%          $11,807
4/30/99             $16,152           0.25%        $16,327         0.73%          $11,894
5/31/99             $16,088          -0.58%        $16,232         0.00%          $11,894
6/30/99             $15,888          -1.44%        $15,998         0.00%          $11,894
7/31/99             $15,932           0.36%        $16,056         0.30%          $11,929
8/31/99             $15,758          -0.80%        $15,927         0.24%          $11,958
9/30/99             $15,747           0.04%        $15,934         0.48%          $12,015
10/31/99            $15,544          -1.08%        $15,762         0.18%          $12,037
11/30/99            $15,700           1.06%        $15,929         0.06%          $12,044
12/31/99            $15,572          -0.75%        $15,809         0.00%          $12,044
1/31/00             $15,505          -0.44%        $15,740         0.30%          $12,080
2/29/00             $15,693           1.16%        $15,922         0.59%          $12,152
3/31/00             $16,038           2.18%        $16,269         0.82%          $12,251
4/30/00             $15,942          -0.59%        $16,173         0.06%          $12,259
5/31/00             $15,888          -0.52%        $16,089         0.12%          $12,273
6/30/00             $16,252           2.65%        $16,516         0.52%          $12,337
7/31/00             $16,430           1.39%        $16,745         0.23%          $12,365
8/31/00             $16,652           1.54%        $17,003         0.00%          $12,365
9/30/00             $16,597          -0.52%        $16,915         0.52%          $12,430
10/31/00            $16,733           1.09%        $17,099         0.17%          $12,451
11/30/00            $16,869           0.76%        $17,229         0.06%          $12,458
12/31/00            $17,244           2.47%        $17,654        -0.06%          $12,451
1/31/01             $17,351           0.99%        $17,829         0.63%          $12,529
2/28/01             $17,444           0.32%        $17,886         0.40%          $12,579
3/31/01             $17,596           0.90%        $18,047         0.23%          $12,608
4/30/01             $17,492          -1.08%        $17,852         0.40%          $12,659
5/31/01             $17,630           1.08%        $18,045         0.45%          $12,716
6/30/01             $17,753           0.67%        $18,166         0.17%          $12,737
7/31/01             $17,984           1.48%        $18,435        -0.28%          $12,702
8/31/01             $18,215           1.65%        $18,739         0.00%          $12,702
9/30/01             $18,109          -0.34%        $18,675         0.45%          $12,759
10/31/01            $18,296           1.19%        $18,898        -0.34%          $12,716
11/30/01            $18,204          -0.84%        $18,739        -0.17%          $12,694
12/31/01            $18,063          -0.95%        $18,561        -0.39%          $12,644
1/31/02             $18,330           1.73%        $18,882         0.23%          $12,673
2/28/02             $18,504           1.20%        $19,109         0.40%          $12,724
3/31/02             $18,250          -1.96%        $18,734         0.56%          $12,795
4/30/02             $18,489           1.95%        $19,099         0.56%          $12,867
5/31/02             $18,617           0.61%        $19,216         0.00%          $12,867
=========================================================================================
Total Return         86.17%                         92.16%                         28.67%


----------------------------
AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(9)     5/31/02
----------------------------
1-Year                +5.60%
5-Year                +5.89%
10-Year               +6.41%
----------------------------


8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.
9. Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

Past performance does not guarantee future results.

SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE INCOME FUND -- WHAT CAUSES DIVIDENDS AND FUND PRICES TO FLUCTUATE


Q & A

DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BOND PRICES AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.


Q.   WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001.

             -----------------------------------------------------
             NOT FDIC INSURED O MAY LOSE VALUE O NO BANK GUARANTEE
             -----------------------------------------------------

                       NOT PART OF THE SHAREHOLDER REPORT

     It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

     Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.


Q.   HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

A.   INTEREST RATES AND BOND PRICES:
     AN INVERSE RELATIONSHIP
     Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

[GRPAHIC OMITTED]
Interest Rates
Municipal Bond Prices

                        NOT PART OF THE SHAREHOLDER REPORT

     As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001.

     INTEREST RATES AND TAX-FREE DIVIDENDS

     When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

     When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.


Q.   WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

     Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

                       NOT PART OF THE SHAREHOLDER REPORT

     For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate has been around 5.35%.1 Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

     Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


Q.   SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

The following graph compares municipal bond prices versus interest rates* from June 1982 through May 2002.

MUNICIPAL BOND PRICES VS. INTEREST RATES*
June 1982-May 2002

Date         Interest Rates      Municipal Bond Prices
------------------------------------------------------
Jun 1982         14.30%                $ 78.66
Jul 1982         13.95%                $ 83.52
Aug 1982         13.06%                $ 89.43
Sep 1982         12.34%                $ 87.34
Oct 1982         10.91%                $ 86.14
Nov 1982         10.55%                $ 88.55
Dec 1982         10.54%                $ 92.05
Jan 1983         10.46%                $ 90.42
Feb 1983         10.72%                $ 93.23
Mar 1983         10.51%                $ 91.15
Apr 1983         10.40%                $ 93.42
May 1983         10.38%                $ 89.02
Jun 1983         10.85%                $ 90.56
Jul 1983         11.38%                $ 90.25
Aug 1983         11.85%                $ 90.73
Sep 1983         11.65%                $ 91.47
Oct 1983         11.54%                $ 88.97
Nov 1983         11.69%                $ 88.86
Dec 1983         11.83%                $ 90.31
Jan 1984         11.67%                $ 91.80
Feb 1984         11.84%                $ 90.71
Mar 1984         12.32%                $ 92.76
Apr 1984         12.63%                $ 92.19
May 1984         13.41%                $ 88.68
Jun 1984         13.56%                $ 87.14
Jul 1984         13.36%                $ 89.90
Aug 1984         12.72%                $ 86.53
Sep 1984         12.52%                $ 91.62
Oct 1984         12.16%                $ 93.61
Nov 1984         11.57%                $ 92.98
Dec 1984         11.50%                $ 93.48
Jan 1985         11.38%                $ 96.60
Feb 1985         11.51%                $ 92.70
Mar 1985         11.86%                $ 94.04
Apr 1985         11.43%                $ 95.93
May 1985         10.85%                $ 96.82
Jun 1985         10.16%                $ 96.21
Jul 1985         10.31%                $ 95.75
Aug 1985         10.33%                $ 95.42
Sep 1985         10.37%                $ 94.26
Oct 1985         10.24%                $ 96.13
Nov 1985          9.78%                $ 99.29
Dec 1985          9.26%                $ 98.66
Jan 1986          9.19%                $102.32
Feb 1986          8.70%                $103.28
Mar 1986          7.78%                $101.67
Apr 1986          7.30%                $101.91
May 1986          7.71%                $ 99.80
Jun 1986          7.80%                $101.71
Jul 1986          7.30%                $100.24
Aug 1986          7.17%                $103.37
Sep 1986          7.45%                $102.20
Oct 1986          7.43%                $102.97
Nov 1986          7.25%                $103.63
Dec 1986          7.11%                $103.02
Jan 1987          7.08%                $105.34
Feb 1987          7.25%                $104.87
Mar 1987          7.25%                $102.99
Apr 1987          8.02%                $100.49
May 1987          8.61%                $ 99.66
Jun 1987          8.40%                $101.15
Jul 1987          8.45%                $101.08
Aug 1987          8.76%                $100.65
Sep 1987          9.42%                $ 97.95
Oct 1987          9.52%                $ 99.99
Nov 1987          8.86%                $ 99.38
Dec 1987          8.99%                $ 99.62
Jan 1988          8.67%                $104.13
Feb 1988          8.21%                $104.48
Mar 1988          8.37%                $102.56
Apr 1988          8.72%                $102.17
May 1988          9.09%                $101.25
Jun 1988          8.92%                $102.00
Jul 1988          9.06%                $101.79
Aug 1988          9.26%                $101.04
Sep 1988          8.98%                $102.18
Oct 1988          8.80%                $103.16
Nov 1988          8.96%                $101.53
Dec 1988          9.11%                $101.88
Jan 1989          9.09%                $102.78
Feb 1989          9.17%                $100.95
Mar 1989          9.36%                $ 99.96
Apr 1989          9.18%                $101.72
May 1989          8.86%                $103.09
Jun 1989          8.28%                $103.97
Jul 1989          8.02%                $104.40
Aug 1989          8.11%                $102.64
Sep 1989          8.19%                $101.82
Oct 1989          8.01%                $102.08
Nov 1989          7.87%                $103.12
Dec 1989          7.84%                $103.29
Jan 1990          8.21%                $103.06
Feb 1990          8.47%                $103.39
Mar 1990          8.59%                $102.95
Apr 1990          8.79%                $102.02
May 1990          8.76%                $103.34
Jun 1990          8.48%                $103.61
Jul 1990          8.47%                $103.28
Aug 1990          8.75%                $101.26
Sep 1990          8.89%                $100.79
Oct 1990          8.72%                $101.85
Nov 1990          8.39%                $103.26
Dec 1990          8.08%                $103.19
Jan 1991          8.09%                $103.89
Feb 1991          7.85%                $104.02
Mar 1991          8.11%                $103.37
Apr 1991          8.04%                $103.75
May 1991          8.07%                $103.88
Jun 1991          8.28%                $103.16
Jul 1991          8.27%                $103.66
Aug 1991          7.90%                $103.51
Sep 1991          7.65%                $104.29
Oct 1991          7.53%                $104.61
Nov 1991          7.42%                $104.31
Dec 1991          7.09%                $105.89
Jan 1992          7.03%                $105.46
Feb 1992          7.34%                $104.84
Mar 1992          7.54%                $104.15
Apr 1992          7.48%                $104.49
May 1992          7.39%                $105.05
Jun 1992          7.26%                $106.32
Jul 1992          6.84%                $109.47
Aug 1992          6.59%                $107.80
Sep 1992          6.42%                $107.82
Oct 1992          6.59%                $105.94
Nov 1992          6.87%                $107.20
Dec 1992          6.77%                $107.69
Jan 1993          6.39%                $106.54
Feb 1993          6.03%                $109.63
Mar 1993          6.03%                $107.91
Apr 1993          6.05%                $108.38
May 1993          6.16%                $108.15
Jun 1993          5.80%                $109.07
Jul 1993          5.83%                $105.93
Aug 1993          5.45%                $107.34
Sep 1993          5.40%                $107.70
Oct 1993          5.43%                $107.18
Nov 1993          5.83%                $105.41
Dec 1993          5.83%                $106.86
Jan 1994          5.70%                $107.37
Feb 1994          6.15%                $103.87
Mar 1994          6.78%                $ 98.94
Apr 1994          6.95%                $ 99.25
May 1994          7.12%                $ 99.59
Jun 1994          7.34%                $ 98.41
Jul 1994          7.12%                $ 99.69
Aug 1994          7.19%                $ 99.52
Sep 1994          7.62%                $ 97.55
Oct 1994          7.81%                $ 95.24
Nov 1994          7.91%                $ 92.97
Dec 1994          7.84%                $ 94.53
Jan 1995          7.60%                $ 96.71
Feb 1995          7.22%                $ 99.07
Mar 1995          7.20%                $ 99.68
Apr 1995          7.07%                $ 99.24
May 1995          6.30%                $101.87
Jun 1995          6.21%                $100.34
Jul 1995          6.45%                $100.74
Aug 1995          6.28%                $101.47
Sep 1995          6.17%                $101.55
Oct 1995          6.03%                $102.48
Nov 1995          5.76%                $103.63
Dec 1995          5.58%                $103.43
Jan 1996          5.60%                $103.70
Feb 1996          6.13%                $102.47
Mar 1996          6.34%                $100.60
Apr 1996          6.66%                $ 99.82
May 1996          6.85%                $ 99.32
Jun 1996          6.73%                $ 99.93
Jul 1996          6.80%                $100.37
Aug 1996          6.96%                $ 99.85
Sep 1996          6.72%                $100.75
Oct 1996          6.37%                $100.03
Nov 1996          6.06%                $101.35
Dec 1996          6.43%                $100.45
Jan 1997          6.53%                $100.15
Feb 1997          6.58%                $100.50
Mar 1997          6.92%                $ 98.61
Apr 1997          6.72%                $ 99.01
May 1997          6.67%                $100.06
Jun 1997          6.51%                $100.65
Jul 1997          6.02%                $102.98
Aug 1997          6.34%                $101.40
Sep 1997          6.12%                $101.60
Oct 1997          5.84%                $101.75
Nov 1997          5.86%                $101.84
Dec 1997          5.75%                $102.73
Jan 1998          5.53%                $103.22
Feb 1998          5.62%                $102.73
Mar 1998          5.67%                $102.30
Apr 1998          5.68%                $101.38
May 1998          5.56%                $102.40
Jun 1998          5.44%                $102.17
Jul 1998          5.50%                $101.95
Aug 1998          5.05%                $103.09
Sep 1998          4.44%                $103.93
Oct 1998          4.64%                $103.30
Nov 1998          4.74%                $103.20
Dec 1998          4.65%                $102.97
Jan 1999          4.66%                $103.74
Feb 1999          5.29%                $102.67
Mar 1999          5.25%                $102.32
Apr 1999          5.36%                $102.12
May 1999          5.64%                $101.03
Jun 1999          5.81%                $ 99.09
Jul 1999          5.92%                $ 98.71
Aug 1999          5.98%                $ 97.47
Sep 1999          5.90%                $ 97.08
Oct 1999          6.06%                $ 95.62
Nov 1999          6.18%                $ 96.09
Dec 1999          6.28%                $ 94.56
Jan 2000          6.68%                $ 93.74
Feb 2000          6.42%                $ 94.43
Mar 2000          6.03%                $ 96.08
Apr 2000          6.23%                $ 94.88
May 2000          6.29%                $ 93.87
Jun 2000          6.03%                $ 95.93
Jul 2000          6.04%                $ 96.82
Aug 2000          5.73%                $ 97.89
Sep 2000          5.80%                $ 96.91
Oct 2000          5.77%                $ 97.55
Nov 2000          5.48%                $ 97.81
Dec 2000          5.12%                $ 99.82
Jan 2001          5.19%                $100.36
Feb 2001          4.92%                $100.26
Mar 2001          4.95%                $100.75
Apr 2001          5.35%                $ 99.18
May 2001          5.43%                $ 99.79
Jun 2001          5.42%                $ 99.82
Jul 2001          5.07%                $100.90
Aug 2001          4.79%                $102.15
Sep 2001          4.60%                $101.40
Oct 2001          4.30%                $102.17
Nov 2001          4.78%                $100.85
Dec 2001          5.07%                $ 99.44
Jan 2002          5.07%                $100.70
Feb 2002          4.88%                $101.55
Mar 2002          5.42%                $ 99.08
Apr 2002          5.11%                $100.59
May 2002          5.08%                $100.78

     *Source: Standard & Poor's Micropal. Municipal bonds are represented by Lehman Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.

1. Based on the yield of the Bond Buyer 40 Index as of May 31, 2002.


                       NOT PART OF THE SHAREHOLDER REPORT

     We generally invest in current coupon securities to maximize tax-free income for our shareholders.2 Over time, as we invest in different interest rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.


Q. HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital.3 Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

     Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.


2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.
3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

[LOGO OMITTED]
FRANKLIN [REGISTRATION MARK] TEMPLETON [REGISTRATION MARK]
INVESTMENTS

                                                                  SR TFINS 07/02

                       NOT PART OF THE SHAREHOLDER REPORT

MUNICIPAL BOND RATINGS


MOODY'S
AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights


                                                                                       CLASS A
                                                         ---------------------------------------------------------------
                                                                                   YEAR ENDED MAY 31,
                                                         ---------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                         ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $11.62       $11.06       $11.91       $12.08       $11.66
                                                         ---------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..............................        .59          .62          .64          .64          .66
 Net realized and unrealized gains (losses) ............        .04          .57         (.79)        (.08)         .45
                                                         ---------------------------------------------------------------
Total from investment operations .......................        .63         1.19         (.15)         .56         1.11
                                                         ---------------------------------------------------------------
Less distributions from:
 Net investment income .................................       (.60)        (.63)        (.63)        (.64)        (.66)
 Net realized gains ....................................         --           --         (.07)        (.09)        (.03)
                                                         ---------------------------------------------------------------
Total distributions ....................................       (.60)        (.63)        (.70)        (.73)        (.69)
                                                         ---------------------------------------------------------------
Net asset value, end of year ...........................     $11.65       $11.62       $11.06       $11.91       $12.08
                                                         ===============================================================

Total return(b) ........................................      5.55%       10.97%      (1.24)%        4.73%        9.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................ $4,609,318   $4,483,909   $4,219,849   $4,847,001   $4,824,135
Ratio to average net assets:
 Expenses ..............................................       .59%         .60%         .60%         .59%         .58%
 Net investment income .................................      5.09%        5.39%        5.64%        5.30%        5.57%
Portfolio turnover rate ................................      9.57%        7.83%       24.61%       13.34%       18.51%



a Based on average shares outstanding effective year ended May 31, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights (CONTINUED)

                                                                                 CLASS B
                                                           ------------------------------------------------
                                                                            YEAR ENDED MAY 31,
                                                           ------------------------------------------------
                                                               2002         2001         2000       1999(C)
                                                           ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $11.61       $11.04       $11.89       $12.06
                                                           ------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................      .53          .55          .57          .77
 Net realized and unrealized gains (losses) ..............      .03          .58         (.78)        (.70)
                                                           ------------------------------------------------
Total from investment operations .........................      .56         1.13         (.21)         .07
                                                           ------------------------------------------------
Less distributions from:
 Net investment income ...................................     (.54)        (.56)        (.57)        (.24)
 Net realized gains ......................................       --           --         (.07)          --
                                                           ------------------------------------------------
Total distributions ......................................     (.54)        (.56)        (.64)        (.24)
                                                           ------------------------------------------------
Net asset value, end of year .............................   $11.63       $11.61       $11.04       $11.89
                                                           ================================================

Total return(b) ..........................................    4.88%       10.46%      (1.80)%         .62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................... $160,194      $87,697      $40,874      $19,059
Ratio to average net assets:
 Expenses ................................................    1.16%        1.16%        1.17%        1.16%(d)
 Net investment income ...................................    4.53%        4.80%        5.08%        4.72%(d)
Portfolio turnover rate ..................................    9.57%        7.83%       24.61%       13.34%


a Based on average shares outstanding effective year ended May 31, 2000.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period January 1, 1999 (effective date) to May 31, 1999.
d Annualized

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights (CONTINUED)


                                                                                       CLASS C
                                                           -------------------------------------------------------------
                                                                                   YEAR ENDED MAY 31,
                                                           -------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                           -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $11.62       $11.06       $11.91       $12.07       $11.65
                                                           -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................      .53          .55          .57          .62          .59
 Net realized and unrealized gains (losses) ..............      .03          .57         (.78)        (.12)         .45
                                                           -------------------------------------------------------------
Total from investment operations .........................      .56         1.12         (.21)         .50         1.04
                                                           -------------------------------------------------------------
Less distributions from:
 Net investment income ...................................     (.54)        (.56)        (.57)        (.57)        (.59)
 Net realized gains ......................................       --           --         (.07)        (.09)        (.03)
                                                           -------------------------------------------------------------
Total distributions ......................................     (.54)        (.56)        (.64)        (.66)        (.62)
                                                           -------------------------------------------------------------
Net asset value, end of year .............................   $11.64       $11.62       $11.06       $11.91       $12.07
                                                           =============================================================

Total return(b) ..........................................    4.86%       10.35%      (1.80)%        4.20%        9.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................... $188,642     $146,824     $119,302     $139,756     $108,686
Ratio to average net assets:
 Expenses ................................................    1.16%        1.16%        1.17%        1.16%        1.16%
 Net investment income ...................................    4.53%        4.82%        5.07%        4.73%        4.98%
Portfolio turnover rate ..................................    9.57%        7.83%       24.61%       13.34%       18.51%




a Based on average shares outstanding effective year ended May 31, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights (CONTINUED)

                                                          ADVISOR CLASS
                                                          ---------------
                                                          MAY 31, 2002(C)
                                                          ---------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................    $11.68
                                                          ---------------
Income from investment operations:
 Net investment income(a) ...............................       .40
 Net realized and unrealized loss .......................      (.08)
                                                          ---------------
Total from investment operations ........................       .32
                                                          ---------------
Less distributions from net investment income ...........      (.35)
                                                          ---------------
Net asset value, end of period ..........................    $11.65
                                                          ===============

Total return(b) .........................................     2.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................   $14,054
Ratios to average net assets:
 Expenses ...............................................      .51%(d)
 Net investment income ..................................     5.16%(d)
Portfolio turnover rate .................................     9.57%



a Based on average shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period October 1, 2001 (effective date) to May 31, 2002.
d Annualized

                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2002


                                                                                  PRINCIPAL
                                                                                    AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.1%
 BONDS 95.6%
 Albany Housing Authority Limited Obligation Revenue,
    Refunding, 6.25%, 10/01/12 ................................................. $ 5,250,000    $    5,680,080
 Albany IDA, Civic Facility Revenue,
    Albany Medical Center Project, 6.00%, 5/01/19 ..............................   1,270,000         1,186,840
    Albany Medical Center Project, 6.00%, 5/01/29 ..............................   1,460,000         1,290,465
    St. Rose Project, Series A, AMBAC Insured, 5.375%, 7/01/31 .................   2,750,000         2,791,635
 Albany Parking Authority Revenue,
    Refunding, Series A, 5.625%, 7/15/25 .......................................   1,000,000           999,290
    Series A, 5.625%, 7/15/20 ..................................................   1,250,000         1,265,788
 Amherst IDA, Civic Facility Revenue, University of Buffalo Foundation,
    Faculty Student Housing Corp.,
    Series A, AMBAC Insured, 5.125%, 8/01/20 ...................................   1,410,000         1,416,444
    Series A, AMBAC Insured, 5.25%, 8/01/31 ....................................   5,055,000         5,054,646
    Series B, AMBAC Insured, 5.625%, 8/01/20 ...................................   1,690,000         1,775,937
    Series B, AMBAC Insured, 5.75%, 8/01/25 ....................................   3,050,000         3,217,781
    Series B, AMBAC Insured, 5.75%, 8/01/30 ....................................   3,440,000         3,615,268
    Series B, AMBAC Insured, 5.25%, 8/01/31 ....................................   1,000,000           999,930
 Auburn IDA, MFR, Auburn Memorial Home, 6.50%, 2/01/34 .........................   5,395,000         5,598,553
 Batavia Housing Authority Mortgage Revenue, Washington Towers, Refunding,
    Series A, 6.50%, 1/01/23 ...................................................   1,000,000         1,010,700
 Battery Park City Authority Revenue, Refunding, Series A, 5.80%, 11/01/22 .....  68,795,000        69,593,710
 Bethany Retirement Home Inc. Mortgage Loan Revenue, FHA Insured,
    7.50%, 2/01/34 .............................................................   8,160,000         8,891,707
 Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17 ..........   5,375,000         6,864,144
 Cortland County IDA, Civic Facility Revenue,
    Cortland Memorial Hospital Inc. Project, 6.25%, 7/01/24 ....................   6,400,000         6,354,176
 Dutchess County IDA, Civic Facility Revenue,
    Vassar College Project, 5.35%, 9/01/40 .....................................  16,000,000        16,048,640
 Franklin County COP, Court House Redevelopment Project, 8.125%, 8/01/06 .......   3,490,000         3,792,129
 Franklin County IDA, Lease Revenue, County Correctional Facility Project,
    Pre-Refunded, 6.75%, 11/01/12 ..............................................   4,790,000         4,988,450
 Geneva IDA, Civic Facilities Revenue,
    Colleges of the Seneca Project, AMBAC Insured,
    5.00%, 9/01/21 .............................................................   2,835,000         2,807,132
    5.125%, 9/01/31 ............................................................   5,045,000         4,950,860
 Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 .....................   5,385,000         5,593,830
 Guam Power Authority Revenue, Series A, Pre-Refunded,
    6.625%, 10/01/14 ...........................................................   2,900,000         3,256,729
    6.75%, 10/01/24 ............................................................  25,500,000        28,708,665
 Hamilton Elderly Housing Corp. Mortgage Revenue, Hamilton Apartments Project,
    11.25%, 1/01/15 ............................................................   1,170,000         1,187,913
 Ilion Elderly Housing Corp. Mortgage Revenue,
    Section 8 Housing Assistance Revenue, 7.25%, 7/01/09 .......................   1,530,000         1,554,342
 Long Island Power Authority Electric System Revenue,
    MBIA Insured, 5.75%, 12/01/24 ..............................................  15,060,000        15,718,574
    Refunding, Series A, 5.75%, 12/01/24 .......................................  15,000,000        15,484,200
    Refunding, Series A, AMBAC Insured 5.25%, 12/01/26 .........................   5,000,000         5,012,900
    Series A, 5.50%, 12/01/29 ..................................................  17,065,000        17,264,319
    Series A, FSA Insured, 5.00%, 12/01/18 .....................................  10,000,000        10,098,300
    Series A, FSA Insured, 5.125%, 12/01/22 ....................................  28,210,000        28,219,027
    Series A, MBIA Insured, 5.25%, 12/01/26 ....................................   9,000,000         9,023,220
 Middleburg Central School District GO, FGIC Insured,
    4.60%, 8/15/17 .............................................................   1,045,000         1,025,887
    4.625%, 8/15/18 ............................................................   1,155,000         1,125,998
    4.625%, 8/15/19 ............................................................   1,210,000         1,164,746
    4.75%, 8/15/20 .............................................................   1,270,000         1,230,795
    4.75%, 8/15/21 .............................................................   1,330,000         1,279,646


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)


                                                                                  PRINCIPAL
                                                                                    AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Monroe County IDAR, Civic Facilities, De Paul Community Facilities,
      6.50%, 2/01/24 ........................................................... $ 1,285,000    $    1,343,018
   Monroe County Water Authority Water Revenue,
      5.15%, 8/01/22 ...........................................................   1,000,000         1,001,500
      5.25%, 8/01/36 ...........................................................   2,250,000         2,246,288
   MTA Commuter Facilities Revenue,
      Series 8, 5.50%, 7/01/21 .................................................   5,000,000         5,135,200
      Series A, 6.00%, 7/01/24 .................................................   5,575,000         6,403,668
      Series A, 5.25%, 7/01/28 .................................................  18,300,000        20,127,987
      Series A, 6.125%, 7/01/29 ................................................   9,625,000        11,130,254
      Series A, FGIC Insured, 5.25%, 7/01/28 ...................................   8,655,000         9,554,255
      Series A, Pre-Refunded, 6.50%, 7/01/24 ...................................  35,620,000        39,354,401
      Series A, Pre-Refunded, 5.625%, 7/01/27 ..................................  10,000,000        11,266,600
      Series C-1, FGIC Insured, 5.375%, 7/01/27 ................................  19,100,000        21,262,693
      Series R, 5.50%, 7/01/17 .................................................   2,000,000         2,092,200
   MTA New York Dedicated Tax Fund Revenue, Series A,
      FGIC Insured, 6.00%, 4/01/30 .............................................  27,260,000        29,095,688
      FGIC Insured, 5.00%, 11/15/31 ............................................  34,685,000        33,391,250
      FSA Insured, 5.00%, 4/01/29 ..............................................  25,800,000        24,911,448
      MBIA Insured, 5.25%, 4/01/26 .............................................  20,500,000        20,544,895
   MTA Service Contract Revenue,
      Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 .................  17,470,000        17,750,743
      Commuter Facilities, Refunding, Series 5, 6.00%, 7/01/18 .................   2,740,000         2,748,467
      Commuter Facilities, Refunding, Series N, 7.125%, 7/01/09 ................  24,160,000        24,724,136
      Commuter Facilities, Series 5, 7.00%, 7/01/12 ............................  31,605,000        32,133,436
      Transit Facilities, Refunding, Series 5, 7.00%, 7/01/12 ..................  30,935,000        31,452,233
      Transit Facilities, Refunding, Series 5, 6.50%, 7/01/16 ..................  40,495,000        41,145,755
      Transit Facilities, Refunding, Series 5, 6.00%, 7/01/18 ..................   7,725,000         7,748,870
      Transit Facilities, Refunding, Series N, 7.125%, 7/01/09 .................  12,625,000        12,919,794
   MTA Transit Facilities Revenue, Series A,
      6.00%, 7/01/24 ...........................................................   7,000,000         8,040,480
      Pre-Refunded, 5.625%, 7/01/27 ............................................  14,440,000        16,239,368
      6.125%, 7/01/29 ..........................................................  11,595,000        13,408,342
      FSA Insured, Pre-Refunded, 6.10%, 7/01/21 ................................  15,000,000        17,153,850
      FSA Insured, Pre-Refunded, 5.50%, 7/01/22 ................................  16,170,000        18,074,826
      MBIA Insured, Pre-Refunded, 5.625%, 7/01/25 ..............................   8,000,000         9,051,920
(b)MTA Transportation Revenue, Refunding, Series A,
      FGIC Insured, 5.25%, 11/15/31 ............................................  34,000,000        34,025,840
   Nassau County Tobacco Settlement Corp., Asset Backed,
      Series A, 6.50%, 7/15/27   25,000,000        26,465,500
   Nassau Health Care Corp. Health System Revenue,
      Nassau County Guaranteed, FSA Insured, 5.75%, 8/01/29 ....................  36,040,000        37,626,841
   New York City GO,
      Refunding, Series A, 5.50%, 5/15/24 ......................................  10,000,000        10,098,800
      Refunding, Series A, FSA Insured, 6.00%, 5/15/30 .........................   6,250,000         6,710,375
      Refunding, Series F, 5.875%, 8/01/24 .....................................   7,000,000         7,201,110
      Refunding, Series H, 6.125%, 8/01/25 .....................................   5,000,000         5,247,100
      Series 1992, Rite 1, Pre-Refunded, 7.00%, 10/01/11 .......................  12,750,000        13,170,878
      Series A, 7.75%, 8/15/14 .................................................     135,000           137,367
      Series A, 6.25%, 8/01/17 .................................................   2,675,000         2,917,837
      Series A-1, 6.625%, 8/01/25 ..............................................  13,360,000        15,163,867


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)



                                                                                  PRINCIPAL
                                                                                    AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York City GO, (cont.)
    Series A-1, Pre-Refunded, 6.625%, 8/01/25 .................................. $ 3,640,000    $    4,124,011
    Series B, 7.00%, 2/01/18 ...................................................   1,245,000         1,268,244
    Series B, Pre-Refunded, 6.75%, 10/01/15 ....................................   1,500,000         1,548,570
    Series B, Pre-Refunded, 6.00%, 8/15/26 .....................................     915,000         1,041,892
    Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 .....................   2,000,000         2,231,800
    Series B, Sub Series B-1, Pre-Refunded, 7.50%, 8/15/20 .....................  10,000,000        11,254,200
    Series C, 7.00%, 2/01/12 ...................................................     705,000           709,865
    Series C, Sub Series C-1, 7.00%, 8/01/16 ...................................      10,000            10,218
    Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 .....................   4,490,000         4,596,727
    Series D, 8.00%, 8/01/17 ...................................................       5,000             5,080
    Series D, 7.50%, 2/01/18 ...................................................      40,000            40,760
    Series D, 5.125%, 8/01/19 ..................................................   1,985,000         1,943,851
    Series D, 5.25%, 8/01/21 ...................................................  14,500,000        14,326,435
 (b)Series D, 5.50%, 6/01/24 ...................................................  23,945,000        24,183,013
    Series D, FGIC Insured, 5.25%, 8/01/21 .....................................   5,355,000         5,386,327
    Series F, Pre-Refunded, 6.625%, 2/15/25 ....................................  11,240,000        12,539,232
    Series G, 6.00%, 10/15/26 ..................................................   9,815,000        10,247,351
    Series G, Pre-Refunded, 6.00%, 10/15/26 ....................................      85,000            97,897
    Series H, 7.20%, 2/01/15 ...................................................       5,000             5,094
    Series H, FSA Insured, 5.375%, 8/01/27 .....................................   8,510,000         8,567,953
    Series H, MBIA Insured, 5.125%, 8/01/25 ....................................   4,000,000         3,933,160
    Series I, 6.25%, 4/15/27 ...................................................   4,430,000         4,667,581
    Series I, Pre-Refunded, 6.25%, 4/15/27 .....................................   5,070,000         5,833,948
    Series K, Pre-Refunded, 6.25%, 4/01/26 .....................................   9,000,000        10,235,520
 New York City HDC, MFMR,
    Refunding, Series A, FHA Insured, 6.55%,10/01/15 ...........................  19,450,000        20,047,310
    Series A, FHA Insured, 6.55%, 4/01/18 ......................................  10,000,000        10,290,700
    Series A, FHA Insured, 6.60%, 4/01/30 ......................................  51,500,000        52,946,635
 New York City Health and Hospital Corp. Revenue,
    Series A, Pre-Refunded, 6.30%, 2/15/20 .....................................  34,635,000        36,476,197
 New York City IDA, Civic Facility Revenue,
    College of New Rochelle, 5.80%, 9/01/26 ....................................   1,500,000         1,521,060
    Institute of International Education Inc. Project, 5.25%, 9/01/21 ..........   1,530,000         1,538,767
    Institute of International Education Inc. Project, 5.25%, 9/01/31 ..........   5,235,000         5,157,574
    The Lighthouse Inc. Project, Pre-Refunded, 6.50%, 7/01/22 ..................   8,000,000         8,189,040
    New York Blood Center Inc. Project, Pre-Refunded, 7.20%, 5/01/12 ...........   4,000,000         4,373,480
    New York Blood Center Inc. Project, Pre-Refunded, 7.25%, 5/01/22 ...........   7,000,000         7,666,960
    New York University Project, AMBAC Insured, 5.00%, 7/01/31 .................   8,000,000         7,703,200
    Staten Island University Hospital Project, Series A, 6.375%, 7/01/31 .......   4,000,000         3,960,600
 New York City Municipal Water Authority Revenue, Refunding,
    Series E, FGIC Insured, 5.00%, 6/15/26 .....................................  23,780,000        23,131,282
 New York City Municipal Water Finance Authority Revenue,
    Series B, 5.00%, 6/15/26 ...................................................  25,000,000        24,284,750
 New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Refunding, Series E, MBIA Insured, 5.125%, 6/15/31 .........................  34,175,000        33,541,396
    Series A, 5.75%, 6/15/30 ...................................................  41,190,000        43,065,793
    Series A, 5.25%, 6/15/33 ...................................................   7,000,000         6,989,220
    Series A, FGIC Insured, 5.75%, 6/15/31 .....................................  19,315,000        20,130,286
    Series A, FGIC Insured, 5.50%, 6/15/32 .....................................  11,655,000        11,934,720


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)



                                                                                  PRINCIPAL
                                                                                    AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York City Municipal Water Finance Authority
    Water and Sewer System Revenue, (cont.)
    Series B, 5.75%, 6/15/26 ................................................... $24,455,000    $   25,386,002
    Series B, 5.875%, 6/15/26 ..................................................   8,750,000         9,729,388
    Series B, 5.125%, 6/15/30 ..................................................  12,500,000        12,271,750
    Series B, 6.10%, 6/15/31 ...................................................  21,005,000        23,958,933
    Series B, 6.00%, 6/15/33 ...................................................   6,040,000         6,848,514
    Series B, MBIA Insured, 5.50%, 6/15/27 .....................................  32,620,000        33,374,174
    Series B, Pre-Refunded, 6.375%, 6/15/22 ....................................  20,000,000        20,227,800
    Series B, Pre-Refunded, 5.875%, 6/15/26 ....................................   1,500,000         1,687,320
    Series B, Pre-Refunded, 6.10%, 6/15/31 .....................................   3,995,000         4,661,126
    Series B, Pre-Refunded, 6.00%, 6/15/33 .....................................  10,260,000        11,900,369
 New York City Transitional Finance Authority Revenue, Future Tax Secured,
    Refunding, Series C, 5.50%, 11/01/29 .......................................  13,660,000        13,909,841
    Refunding, Series C-A, 5.50%, 11/01/24 .....................................  16,800,000        17,264,016
    Series A, 5.125%, 8/15/21 ..................................................  14,935,000        14,906,773
    Series A, 5.625%, 2/15/26 ..................................................  20,000,000        20,670,000
    Series A, 5.00%, 8/15/27 ...................................................  26,915,000        25,905,957
    Series A, 6.00%, 8/15/29 ...................................................  29,000,000        30,916,900
    Series A, 5.25%, 5/01/31 ...................................................  27,005,000        26,765,466
    Series A, FGIC Insured, 5.00%, 5/01/28 .....................................  16,065,000        15,499,030
    Series B, 6.00%, 11/15/29 ..................................................  15,000,000        16,064,100
    Series C, 5.50%, 5/01/25 ...................................................  10,000,000        10,232,600
    Series C, 5.00%, 5/01/26 ...................................................   4,000,000         3,859,240
    Series C, 5.00%, 5/01/29 ...................................................  13,870,000        13,295,505
    Series C, MBIA Insured, 4.75%, 5/01/23 .....................................  12,425,000        11,656,514
    Series C, MBIA Insured, 5.00%, 5/01/29 .....................................   3,635,000         3,489,491
 New York City Transportation Authority MTA, Triborough COP,
    Series A, AMBAC Insured, 5.25%, 1/01/29 ....................................  79,840,000        79,946,187
 New York City Trust Cultural Resources Revenue, Museum of Modern Art 2001,
    Series D, 5.125%, 7/01/31 ..................................................  15,500,000        15,212,165
 New York IDAR, Parking, Royal Charter Properties Inc.,
    FSA Insured, 5.25%, 12/15/32 ...............................................   1,525,000         1,508,942
 New York State Commissioner General Services People of the
    State of New York Certificate of Lease Assignment,
    5.70%, 3/01/29 .............................................................  74,430,717        73,318,722
    5.75%, 3/01/29 .............................................................  36,553,177        36,253,441
 New York State COP, Hanson Redevelopment Project, 8.375%, 5/01/08 .............  17,150,000        20,144,047
 New York State Dormitory Authority Lease Revenue,
    Court Facilities, 6.00%, 5/15/39 ...........................................  58,245,000        61,709,413
    State University Dormitory Facilities, FGIC Insured, 5.50%, 7/01/27 ........   2,000,000         2,050,140
    State University Dormitory Facilities, FGIC Insured, 5.10%, 7/01/31 ........   7,700,000         7,573,566
    State University Dormitory Facilities, Series A, 6.00%, 7/01/30 ............   5,750,000         6,134,848
    State University Dormitory Facilities,
     Series B, MBIA Insured, 5.125%, 7/01/28 ...................................   4,800,000         4,728,528
    State University Dormitory Facilities,
     Series C, MBIA Insured, 5.50%, 7/01/19 ....................................   5,090,000         5,328,365
    State University Dormitory Facilities,
     Series C, MBIA Insured, 5.50%, 7/01/29 ....................................   9,250,000         9,475,145
 New York State Dormitory Authority Revenue,
    Bishop Henry B. Hucles Nursing Home, 6.00%, 7/01/24 ........................   2,545,000         2,628,349
    Buena Vida Nursing Home, Series A, 5.25%, 7/01/28 ..........................   4,730,000         4,637,623
    City University Consolidated, FGIC Insured, 5.25%, 7/01/25 .................   4,100,000         4,132,021


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)



                                                                                  PRINCIPAL
                                                                                    AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York State Dormitory Authority Revenue, (cont.)
    City University Consolidated, Refunding, FGIC Insured, 5.375%, 7/01/24 ..... $14,300,000    $   14,463,306
    City University System Consolidated, Second General, Refunding,
     Series A, 6.00%, 7/01/17 ..................................................  10,215,000        11,101,662
    City University System Consolidated,
     Series 1, MBIA Insured, 5.125%, 7/01/27 ...................................   6,680,000         6,591,557
    City University System Consolidated, Series C, 7.50%, 7/01/10 ..............  14,900,000        17,600,178
    City University System Consolidated, Series D, 7.00%, 7/01/09 ..............   3,430,000         3,901,179
    City University System, Consolidated, Fourth General,
     Series A, 5.25%, 7/01/31 ..................................................  12,000,000        11,875,920
    City University System, Consolidated, Fourth General,
     Series A, FGIC Insured, 5.25%, 7/01/30 ....................................  20,705,000        20,704,172
    City University System, Consolidated, Third General, Refunding,
     Series A, 6.00%, 7/01/16 ..................................................  23,185,000        25,268,404
    City University System, Consolidated, Third General,
     Series 1, FSA Insured, 5.50%, 7/01/29 .....................................  38,375,000        39,309,048
    City University System, FSA Insured, 5.375%, 7/01/24 .......................   5,000,000         5,060,200
    City University System, Refunding, Series U, 6.375%, 7/01/08 ...............   1,140,000         1,165,969
    City University System, Series 2, 6.00%, 7/01/26 ...........................   6,020,000         6,473,788
    City University System, Series U, Pre-Refunded, 6.375%, 7/01/08 ............   1,745,000         1,786,147
    City University System, Series U, Pre-Refunded, 6.70%, 7/01/09 .............   5,405,000         5,533,693
    City University System, Third General, Residence 2, 6.00%, 7/01/20 .........  13,000,000        14,096,810
    City University System, Third General, Residence 2, 6.20%, 7/01/22 .........   8,565,000         9,401,886
    City University System, Third General, Residence 2,
     Pre-Refunded, 6.20%, 7/01/22 ..............................................  19,990,000        22,894,947
    Concord Nursing Home Inc., 6.50%, 7/01/29 ..................................   2,500,000         2,677,200
    Department of Health, 6.625%, 7/01/15 ......................................     760,000           842,012
    Department of Health, 6.20%, 7/01/17 .......................................   7,650,000         8,249,684
    Department of Health, Pre-Refunded, 6.625%, 7/01/15 ........................   4,595,000         5,219,552
    Department of Health, Rosewell Park Cancer Center,
     Pre-Refunded, 6.625%, 7/01/24 .............................................   9,175,000        10,451,426
    FGIC Insured, 5.125%, 5/15/31 ..............................................  45,000,000        44,298,000
    Good Samaritan Hospital Medical Center,
     Series A, MBIA Insured, 5.50%, 7/01/24 ....................................   5,000,000         5,118,100
    Heritage House Nursing Center, 7.00%, 8/01/31 ..............................   2,250,000         2,290,613
    Interfaith Medical Center, Series D, 5.40%, 2/15/28 ........................  14,000,000        14,060,060
    Ithaca College, AMBAC Insured, 5.25%, 7/01/26 ..............................   2,000,000         2,012,820
    Long Island University, Asset Guaranteed, 5.125%, 9/01/23 ..................   1,800,000         1,748,808
    Long Island University, Asset Guaranteed, 5.25%, 9/01/28 ...................   1,500,000         1,470,555
    Long Island University, Pre-Refunded, 6.25%, 9/01/23 .......................   5,495,000         6,220,505
    Manhattan College, Pre-Refunded, 6.50%, 7/01/19 ............................  19,390,000        19,849,737
    Mental Health Services Facilities Improvement,
     Series B, MBIA Insured, 6.00%, 2/15/25 ....................................   6,100,000         6,577,996
    Mental Health Services Facilities Improvement,
     Series B, MBIA Insured, 6.00%, 2/15/30 ....................................   4,865,000         5,191,344
    Mental Health Services Facilities Improvement,
     Series B, MBIA Insured, 5.25%, 8/15/31 ....................................  10,000,000         9,925,300
    Mental Health Services Facilities Improvement, Series D, 5.00%, 8/15/17 ....  23,000,000        23,167,440
    Mental Health Services Facilities Improvement,
     Series D, FSA Insured, 5.50%, 2/15/21 .....................................   1,135,000         1,171,910
    Mental Health Services Facilities Improvement,
     Series D, FSA Insured, 5.50%, 8/15/21 .....................................   2,315,000         2,390,284
    Mental Health Services Facilities Improvement,
     Series D, FSA Insured, 5.25%, 8/15/30 .....................................   5,000,000         4,992,300
    Mental Health Services Facilities, Refunding, 6.00%, 8/15/21 ...............   1,785,000         1,895,527
    Mental Health Services Facilities, Series A, 5.75%, 8/15/22 ................   1,390,000         1,440,582
    Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ................   9,370,000         9,630,767
    Mental Health Services, Series B, 5.75%, 8/15/12 ...........................   2,155,000         2,319,793
    Mental Health Services, Series B, Pre-Refunded, 5.75%, 8/15/12 .............      10,000            11,285
    New School University, MBIA Insured, 5.00%, 7/01/31 ........................   2,500,000         2,407,250
    New York Hospital Medical Center, AMBAC Insured, 5.60%, 2/15/39 ............   4,900,000         4,994,766


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)



                                                                                  PRINCIPAL
                                                                                    AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York State Dormitory Authority Revenue, (cont.)
    New York Medical College, Asset Guaranteed, Pre-Refunded, 6.875%, 7/01/21 .. $ 5,375,000    $    5,503,463
    New York University, Series 2, AMBAC Insured, 5.00%, 7/01/26 ...............   3,500,000         3,409,070
    New York University, Series 2, AMBAC Insured, 5.00%, 7/01/31 ...............   5,000,000         4,814,500
    Nursing Home, Arden Hill, FHA Insured, Pre-Refunded, 5.85%, 8/01/26 ........   4,550,000         5,066,243
    Nursing Home, Center for Nursing, FHA Insured, 5.55%, 8/01/37 ..............   8,435,000         8,522,471
    Nursing Home, St. John's Health Care Corp.,
     Refunding, FHA Insured, 6.25%, 2/01/36 ....................................  33,915,000        35,715,887
    Nursing Home, Wesley Garden, FHA Insured, 6.125%, 8/01/35 ..................   2,000,000         2,086,600
    Our Lady of Mercy, Mortgage Revenue, FHA Insured, 6.30%, 8/01/32 ...........   5,710,000         5,857,718
    Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ...................   2,000,000         2,107,820
    Rockefeller University, Series A1, 5.00%, 7/01/32 ..........................  11,500,000        11,219,975
    Second Hospital, St. Clare's Hospital, Series B, 5.40%, 2/15/25 ............   6,500,000         6,548,230
    St. Agnes Hospital, Series A, 5.40%, 2/15/25 ...............................   2,000,000         2,014,840
    St. Francis Hospital, Series A, MBIA Insured, 5.50%, 7/01/29 ...............   1,000,000         1,017,100
    St. Johns University, MBIA Insured, 5.25%, 7/01/25 .........................   5,770,000         5,815,064
    St. Johns University, Series A, MBIA Insured, 5.25%, 7/01/25 ...............   5,310,000         5,359,436
    St. Lukes Home Residential Health, Series A, FHA Insured, 6.375%, 8/01/35 ..   5,200,000         5,488,652
    State Rehabilitation Association, Series A, AMBAC Insured, 5.00%, 7/01/23 ..   1,725,000         1,696,244
    State University Adult Facility, Series B, 5.375%, 5/15/23 .................   9,500,000         9,627,490
    State University Educational Facilities, 5.75%, 5/15/16 ....................   3,000,000         3,168,750
    State University Educational Facilities, 5.125%, 5/15/21 ...................  15,000,000        14,936,550
    State University Educational Facilities, Refunding, 5.00%, 5/15/17 .........   3,600,000         3,625,092
    State University Educational Facilities,
     Series A, MBIA Insured, 4.75%, 5/15/25 ....................................  20,450,000        19,120,750
    The Highlands Living, FHA Insured, 6.60%, 2/01/34 ..........................   3,575,000         3,771,804
    Upstate Community Colleges, Series A, 5.00%, 7/01/19 .......................   7,230,000         7,221,469
    Upstate Community Colleges, Series A, 6.00%, 7/01/22 .......................   7,000,000         7,523,320
    Upstate Community Colleges, Series A, 5.00%, 7/01/27 .......................   3,720,000         3,586,006
    Upstate Community Colleges, Series A, 5.00%, 7/01/28 .......................  25,675,000        24,732,728
    Upstate Community Colleges, Series A, 5.00%, 7/01/31 .......................   7,365,000         7,059,942
    Upstate Community Colleges, Series A, Pre-Refunded, 6.125%, 7/01/27 ........  11,845,000        13,729,303
    W.K. Nursing Home Corp, FHA Insured, 6.05%, 2/01/26 ........................   6,800,000         7,028,276
 New York State Energy Research and Development Authority Electric
    Facilities Revenue, Consolidated Edison Project, Refunding,
    Series A, 6.10%, 8/15/20 ...................................................  11,820,000        12,423,175
 New York State Energy Research and Development Authority PCR,
    Niagara Mohawk Power Project, Refunding,
    Series A, AMBAC Insured, 5.15%, 11/01/25 ...................................  20,000,000        19,864,600
 New York State Environmental Facilities Corp. PCR, State Water, Series E,
    6.875%, 6/15/14 ............................................................   1,190,000         1,301,801
    Pre-Refunded, 6.875%, 6/15/14 ..............................................   1,810,000         2,009,788
 New York State Environmental Facilities Corp. State Clean Water and
    Drinking Revenue, Revolving Funds,
    Pooled Financing, Series B, 5.25%, 5/15/31 .................................   9,595,000         9,628,678
    Series C, 5.25%, 6/15/31 ...................................................  37,600,000        37,733,480
 New York State Government Assistance Corp., Refunding,
    Series B, MBIA Insured, 4.875%, 4/01/20 ....................................   4,080,000         3,982,406
 New York State HFA, Service Contract Obligation Revenue,
    6.375%, 9/15/15 ............................................................     570,000           629,343
    Refunding, Series C, 6.125%, 3/15/20 .......................................  91,910,000        97,356,587
    Refunding, Series C, 6.00%, 9/15/21 ........................................  19,310,000        20,306,396


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)



                                                                                  PRINCIPAL
                                                                                    AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York State HFA, Service Contract Obligation Revenue, (cont.)
    Series A, 5.50%, 9/15/22 ................................................... $ 3,000,000    $    3,052,980
    Series A, 6.50%, 3/15/24 ...................................................     330,000           361,086
    Series A, 6.50%, 3/15/25 ...................................................     860,000           946,069
    Series A, 6.00%, 3/15/26 ...................................................  16,725,000        17,993,759
    Series A, Pre-Refunded, 6.375%, 9/15/15 ....................................   4,430,000         5,135,788
    Series A, Pre-Refunded, 6.50%, 3/15/24 .....................................  28,000,000        31,312,680
    Series A, Pre-Refunded, 6.50%, 3/15/25 .....................................  10,410,000        11,896,964
    Series C, 6.30%, 3/15/22 ...................................................   1,985,000         2,045,840
    Series C, 5.50%, 3/15/25 ...................................................  17,015,000        17,174,090
    Series C, Pre-Refunded, 6.30%, 9/15/12 .....................................     310,000           320,453
    Series C, Pre-Refunded, 6.125%, 3/15/20 ....................................   7,850,000         8,466,853
 New York State HFAR,
    Children's Rescue Fund Housing, Series A, 7.625%, 5/01/18 ..................   5,195,000         5,274,795
    Health Facilities of New York City, Refunding, Series A, 6.00%, 11/01/08 ...   2,400,000         2,611,800
    Health Facilities of New York City, Series A, 6.00%, 5/01/07 ...............  11,200,000        12,286,848
    Housing Project Mortgage, Refunding,
     Series A, FSA Insured, 6.10%, 11/01/15 ....................................  25,650,000        27,334,692
    Housing Project Mortgage, Refunding,
     Series A, FSA Insured, 6.125%, 11/01/20 ...................................  31,145,000        33,091,874
    MFHR, Second Mortgage, Series A, 7.00%, 8/15/23 ............................   4,215,000         4,265,327
    MFHR, Second Mortgage, Series C, 6.60%, 8/15/27 ............................   5,500,000         5,708,175
    MFHR, Second Mortgage, Series D, 6.25%, 8/15/23 ............................   2,500,000         2,554,275
    MFHR, Second Mortgage, Series E, 6.75%, 8/15/25 ............................   6,600,000         6,750,084
    MFMR, Refunding, Series C, FHA Insured, 6.45%, 8/15/14 .....................   1,000,000         1,022,850
    MFMR, Series A, FHA Insured, 7.00%, 8/15/22 ................................   4,885,000         4,999,651
    MFMR, Series B, AMBAC Insured, 6.25%, 8/15/14 ..............................   2,715,000         2,838,397
    MFMR, Series B, AMBAC Insured, 6.35%, 8/15/23 ..............................  33,960,000        35,363,567
    MFMR, Series B, FHA Insured, 8.50%, 5/15/28 ................................  12,575,000        12,582,922
    MFMR, Series C, FHA Insured, 6.50%, 8/15/24 ................................   6,870,000         7,022,514
 New York State Local Government Assistance Corp., Series A, 6.00%, 4/01/24 ....  11,200,000        12,026,112
 New York State Medical Care Facilities Finance Agency Revenue,
    Beth Israel Medical Center Project, Refunding, Series A, 7.20%, 11/01/14 ...   9,145,000         8,500,552
    Hospital and Nursing Home, Methodist Medical Center,
     Series A, FHA Insured, Pre-Refunded, 6.70%, 8/15/23 .......................   5,200,000         5,357,924
    Hospital and Nursing Home, Mortgage Revenue, Refunding,
     Series A, FHA Insured, 6.20%, 2/15/23 .....................................   5,050,000         5,186,249
    Hospital and Nursing Home, Mortgage Revenue, Refunding,
     Series B, FHA Insured, 6.25%, 2/15/25 .....................................   2,635,000         2,849,120
    Hospital and Nursing Home, Mortgage Revenue, Refunding,
     Series B, FHA Insured, 6.25%, 2/15/35 .....................................   4,745,000         4,974,326
    Hospital and Nursing Home, Mortgage Revenue, Refunding,
     Series C, FHA Insured, 6.375%, 8/15/29 ....................................  86,865,000        92,544,234
    Hospital and Nursing Home, Mortgage Revenue,
     Series A, FHA Insured, 6.30%, 8/15/23 .....................................   9,000,000         9,243,900
    Hospital and Nursing Home, Mortgage Revenue,
     Series A, FHA Insured, 6.25%, 2/15/27 .....................................  12,235,000        12,682,189
    Hospital and Nursing Home, Mortgage Revenue,
     Series A, FHA Insured, 6.20%, 2/15/28 .....................................  26,910,000        28,597,526
    Hospital and Nursing Home, Mortgage Revenue,
     Series A, FHA Insured, 6.375%, 8/15/33 ....................................   7,940,000         8,153,665
    Hospital and Nursing Home, Mortgage Revenue,
     Series A, FHA Insured, 6.50%, 2/15/34 .....................................  10,225,000        10,699,236
    Hospital and Nursing Home, Mortgage Revenue,
     Series C, FHA Insured, 6.20%, 8/15/23 .....................................  21,540,000        22,544,841
    Hospital and Nursing Home, Mortgage Revenue,
     Series C, FHA Insured, 9.00%, 2/15/26 .....................................   1,795,000         1,820,058
    Hospital and Nursing Home, Mortgage Revenue,
     Series D, FHA Insured, Pre-Refunded, 6.45%, 2/15/32 .......................  55,500,000        58,508,100
    Hospital and Nursing, Series B, FHA Insured, 6.95%, 2/15/32 ................  19,915,000        20,417,854
    Hospital and Nursing, Series C, FHA Insured, 6.65%, 8/15/32 ................  14,310,000        14,661,740


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)



                                                                                  PRINCIPAL
                                                                                    AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York State Medical Care Facilities Finance Agency Revenue, (cont.)
    Hospital and Nursing, Series C, FHA Insured, Pre-Refunded, 6.65%, 8/15/32 .. $   690,000    $      710,886
    The Hospital for Special Surgery Revenue,
     Series A, Pre-Refunded, 6.375%, 8/15/24 ...................................   5,765,000         6,411,372
    The Hospital for Special Surgery Revenue,
     Series A, Pre-Refunded, 6.45%, 8/15/34 ....................................  36,650,000        40,817,838
    Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.80%, 8/15/24 ...   3,200,000         3,614,304
    Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 ...   5,125,000         5,748,713
    Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.90%, 8/15/34 ...  31,210,000        35,331,281
    Huntington Hospital Mortgage, Project A, Refunding, 6.50%, 11/01/14 ........   5,500,000         5,740,460
    Medina Memorial Hospital Project, Series A, 7.30%, 5/01/11 .................   2,260,000         2,312,251
    Mortgage Revenue Project, Series A, FHA Insured, 6.50%, 2/15/35 ............   3,800,000         4,031,990
    Mortgage Revenue Project, Series B , 6.60%, 8/15/34 ........................  23,775,000        25,490,366
    Mortgage Revenue Project, Series B, FHA Insured, 6.15%, 2/15/35 ............   2,200,000         2,290,508
    Mortgage Revenue Project, Series C, FHA Insured, 6.375%, 8/15/29 ...........  10,200,000        10,737,642
    Mortgage Revenue Project, Series D, FHA Insured, 6.20%, 2/15/35 ............   6,250,000         6,548,125
    Mortgage Revenue Project, Series E, FHA Insured, 6.375%, 2/15/35 ...........  13,200,000        13,986,192
    Mortgage Revenue Project, Series F, FHA Insured,
     Pre-Refunded, 6.30%, 8/15/25 ..............................................  16,400,000        18,593,336
    Mortgage Revenue Project, Series F, FHA Insured,
     Pre-Refunded, 6.375%, 8/15/34 .............................................  21,050,000        23,913,221
    Second Mortgage, Health Care Project Revenue, Series B, 6.35%, 11/01/14 ....   1,410,000         1,449,734
    Secured Hospital Revenue, Series A, 6.25%, 2/15/24 .........................  16,770,000        17,410,782
    Security Mortgage Program Revenue, Adult Day Care, 6.375%, 11/15/20 ........  18,930,000        20,062,961
    Series A, FHA Insured, 6.125%, 2/15/15 .....................................   5,235,000         5,549,309
    Series A, FHA Insured, 7.45%, 8/15/31 ......................................  16,430,000        16,858,494
    Series A, FHA Insured, Pre-Refunded, 6.125%, 2/15/15 .......................   1,180,000         1,295,581
    Series D, FHA Insured, Pre-Refunded, 6.60%, 2/15/31 ........................  13,375,000        14,113,701
 New York State Mortgage Agency Revenue,
    Homeowners Mortgage, Series 37-A, 6.375%, 10/01/14 .........................   6,225,000         6,478,669
    Homeowners Mortgage, Series 37-A, 6.45%, 10/01/17 ..........................   9,000,000         9,334,980
    Homeowners Mortgage, Series 41, 6.50%, 10/01/17 ............................   2,080,000         2,157,334
    Homeowners Mortgage, Series 43, MBIA Insured, 6.45%, 10/01/17 ..............   3,800,000         3,965,718
    Homeowners Mortgage, Series 47, 6.375%, 10/01/17 ...........................  26,780,000        27,822,278
    Homeowners Mortgage, Series 51, 6.40%, 10/01/17 ............................   9,945,000        10,364,878
    Homeowners Mortgage, Series 57, 6.25%, 10/01/15 ............................  10,000,000        10,487,300
    Homeowners Mortgage, Series 57, 6.30%, 10/01/17 ............................   7,330,000         7,655,745
    Homeowners Mortgage, Series 57, 6.375%, 10/01/27 ...........................   8,590,000         8,905,940
    Homeowners Mortgage, Series 61, 5.90%, 4/01/27 .............................   4,040,000         4,141,364
    Series 29-B, 6.45%, 4/01/15 ................................................  17,250,000        17,741,108
 New York State Municipal Bond Bank Agency Program Revenue, Buffalo,
    Series A, AMBAC Insured, 5.25%, 5/15/31 ....................................   4,145,000         4,144,876
 New York State Power Authority Revenue, Series A, 5.25%,
    11/15/30 ...................................................................   2,000,000         1,999,940
    11/15/40 ...................................................................   9,000,000         8,911,530
 New York State Thruway Authority Service Contract Revenue,
    Local Highway and Bridge,
    5.75%, 4/01/19 .............................................................  30,000,000        31,659,000
    AMBAC Insured, 5.375%, 4/01/19 .............................................  10,555,000        10,902,260
    Pre-Refunded, 6.25%, 4/01/14 ...............................................  23,970,000        26,836,572


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)



                                                                                  PRINCIPAL
                                                                                    AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York State Tollway Authority General Revenue,
    Refunding, Series E, FGIC Insured, 5.00%, 1/01/25 .......................... $11,500,000    $   11,240,905
    Series D, 5.25%, 1/01/21 ...................................................  41,675,000        42,134,675
    Series D, 5.375%, 1/01/27 ..................................................  10,975,000        11,110,761
 New York State Tollway Authority Highway and Bridge Trust Fund Revenue,
    Series A, FGIC Insured, 5.00%, 4/01/17 .....................................   9,000,000         9,134,100
    Series A, FGIC Insured, 5.00%, 4/01/20 .....................................   2,500,000         2,488,150
    Series A, FGIC Insured, 5.00%, 4/01/21 .....................................   2,500,000         2,478,750
    Series B, MBIA Insured, 4.75%, 4/01/18 .....................................  12,465,000        12,233,151
    Series B, MBIA Insured, 4.875%, 4/01/19 ....................................  10,290,000        10,121,141
    Series B, MBIA Insured, 4.90%, 4/01/20 .....................................  10,000,000         9,767,000
    Series B-1, FGIC Insured, 5.75%, 4/01/15 ...................................   2,000,000         2,202,320
    Series B-1, FGIC Insured, 5.75%, 4/01/16 ...................................   2,000,000         2,185,600
 New York State Urban Development Corp. Revenue,
    Cornell Center Project, 6.00%, 1/01/14 .....................................   4,500,000         4,677,300
    Correctional Capital Facilities, Series 7, 5.70%, 1/01/16 ..................   3,000,000         3,169,560
    Correctional Capital Facilities, Series 7, 5.70%, 1/01/27 ..................  10,000,000        10,274,900
    Correctional Facilities Service Contract, Series A, 5.00%, 1/01/28 .........  14,000,000        13,396,040
    Correctional Facilities Service Contract,
     Series A, MBIA Insured, 5.00%, 1/01/18 ....................................  12,000,000        12,112,440
    Correctional Facilities Service Contract, Series B, 5.00%, 1/01/25 .........  21,055,000        20,281,860
    Correctional Facilities Service Contract,
     Series C, AMBAC Insured, 6.00%, 1/01/29 ...................................  34,135,000        36,489,974
    Correctional Facilities Service Contract,
     Series D, FSA Insured, 5.25%, 1/01/30 .....................................  10,000,000         9,999,600
    Onondaga County Convention Project, Refunding, 6.25%, 1/01/20 ..............  28,325,000        30,700,051
    Personal Income Tax, State Facilities, Series A, 5.25%, 3/15/32 ............  20,000,000        19,968,400
    Youth Facilities, 6.00%, 4/01/15 ...........................................   8,500,000         9,217,570
 Niagara Falls City School District COP, High School Facilities,
    5.375%, 6/15/28 ............................................................   5,000,000         4,907,150
 Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue,
    6.50%, 4/01/03 .............................................................   2,075,000         2,159,411
    6.75%, 4/01/14 .............................................................     655,000           674,814
    Pre-Refunded, 6.75%, 4/01/14 ...............................................  20,100,000        21,355,647
    Refunding, 6.65%, 4/01/05 ..................................................   1,115,000         1,183,751
 Otsego County IDA, Civic Facility Revenue, Hartwick College Project,
    Series A, 5.50%, 7/01/19 ...................................................   3,400,000         3,396,124
 Port Authority of New York and New Jersey Revenue,
    Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 ..................  17,000,000        17,043,350
 Puerto Rico Commonwealth Highway and Transportation
    Authority Highway Revenue, Series Y,
    5.00%, 7/01/36 .............................................................   4,000,000         3,885,200
    5.50%, 7/01/36 .............................................................  10,000,000        10,296,300
 Puerto Rico Commonwealth Highway and Transportation Authority
    Transportation Revenue, Series A, 5.00%, 7/01/38 ...........................  12,000,000        11,460,240
 Puerto Rico Commonwealth Urban Renewal and Housing Corp.
    Commonwealth Appropriation, Refunding, 7.875%, 10/01/04 ....................   4,790,000         4,823,291
 Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/16 ........   5,575,000         5,877,667
 Puerto Rico Industrial Medical and Environmental Pollution Control
    Facilities Financing Authority Revenue, Special Facilities,
    American Airlines Project, Series A, 6.45%, 12/01/25 .......................  21,015,000        18,000,398
 Puerto Rico Municipal Finance Agency Revenue, Series A,
    Pre-Refunded, 6.50%, 7/01/19 ...............................................  11,000,000        12,129,480
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
    Series A, MBIA Insured, 5.00%, 8/01/31 .....................................   4,000,000         3,939,360



FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)



                                                                                  PRINCIPAL
                                                                                    AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Rensselaer Municipal Leasing Corp. Leasehold Mortgage Revenue,
    Rensselaer County Nursing Home,
    Series A, 6.90%, 6/01/24 ................................................... $10,000,000    $   10,368,700
    Series B, 6.90%, 6/01/24 ...................................................   3,345,000         3,468,330
 St. Lawrence County IDA, Civic Facility Revenue,
    Clarkson University Project, Series A, 5.50%, 7/01/29 ......................   6,000,000         5,916,600
 Suffolk County Judicial Facilities Agency Service Agreement Revenue,
    John P. Cohalan Complex, AMBAC Insured, 5.00%, 4/15/16 .....................   2,720,000         2,787,293
 Sunnybrook Elderly Housing Corp. Mortgage Revenue,
    Sunnybrook Apartments Project, 11.25%, 12/01/14 ............................   1,145,000         1,232,833
 Syracuse IDA, Civic Facility Revenue, Crouse Health Hospital Inc., Project A,
    5.25%, 1/01/16 .............................................................   4,000,000         2,000,000
    5.375%, 1/01/23 ............................................................   4,760,000         2,380,000
 Tompkins County IDAR, Civic Facility, Cornell University, 5.75%, 7/01/30 ......   7,510,000         8,586,258
 Triborough Bridge and Tunnel Authority New York Revenues, General Purpose,
    MBIA Insured, 5.20%, 1/01/27 ...............................................   4,110,000         4,128,002
    Series A, 5.00%, 1/01/27 ...................................................  25,000,000        23,885,250
    Series A, 5.125%, 1/01/31 ..................................................  24,310,000        23,581,916
    Series A, 5.00%, 1/01/32 ...................................................  42,500,000        41,040,975
    Series B, 5.20%, 1/01/27 ...................................................  15,000,000        14,855,700
    Series B, 5.50%, 1/01/30 ...................................................  32,185,000        32,842,218
 TSASC Inc. New York Revenue, Tobacco Flexible Amortization Bonds,
    Series 1, 6.25%,
    7/15/27 ....................................................................  35,000,000        36,096,200
    7/15/34 ....................................................................  40,000,000        40,824,400
 Ulster County Resource Recovery Agency Solid Waste System Revenue, 6.00%,
    3/01/14 ....................................................................   8,620,000         8,846,189
 Utica IDA, Civic Facility Revenue, Munson Williams Proctor Institute,
    5.40%, 7/15/30 .............................................................   1,000,000         1,013,940
    Series A, 5.50%, 7/15/29 ...................................................   9,915,000        10,157,025
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding,
    Series A, 5.50%,
    10/01/15 ...................................................................   2,500,000         2,607,250
    10/01/18 ...................................................................   2,500,000         2,565,225
 Warren and Washington Counties IDAR, Adirondack Resource Recovery Project,
    Refunding, Series A, 7.90%, 12/15/07 .......................................  27,410,000        27,416,030
 Yonkers GO, Series A, 9.20%,
    2/01/03 ....................................................................   1,090,000         1,139,333
    2/01/04 ....................................................................   1,095,000         1,206,219
    2/01/05 ....................................................................   1,095,000         1,255,779
                                                                                                --------------
 TOTAL BONDS (COST $4,519,304,636) .............................................                 4,753,266,609
                                                                                                --------------
 ZERO COUPON/STEP-UP BONDS 2.5%
 MTA Service Contract Revenue,
    Commuter Facilities, Refunding, Series 7, 7/01/10 ..........................   7,500,000         5,261,475
    Commuter Facilities, Refunding, Series 7, 7/01/11 ..........................   7,590,000         5,037,407
    Commuter Facilities, Refunding, Series 7, 7/01/13 ..........................   2,065,000         1,222,645
    Transit Facilities, Refunding, Series 7, 7/01/09 ...........................  13,125,000         9,775,369
    Transit Facilities, Refunding, Series 7, 7/01/10 ...........................   9,000,000         6,313,770
    Transit Facilities, Refunding, Series 7, 7/01/12 ...........................  15,380,000         9,651,565
    Transit Facilities, Refunding, Series 7, 7/01/13 ...........................   7,935,000         4,698,155



FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)



                                                                                  PRINCIPAL
                                                                                    AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ZERO COUPON/STEP-UP BONDS (CONT.)
 New York City GO,
    Capital Appreciation, Series A-2, 8/01/10 .................................. $ 2,690,000    $    1,869,765
    Citysavers, Series B, 8/01/09 ..............................................   8,875,000         6,518,244
    Citysavers, Series B, 6/01/12 ..............................................   1,030,000           646,335
    Citysavers, Series B,12/01/12 ..............................................   1,030,000           631,431
    Citysavers, Series B, 6/01/13 ..............................................   1,030,000           609,636
    Citysavers, Series B,12/01/13 ..............................................   1,030,000           595,258
    Citysavers, Series B, 6/01/14 ..............................................   1,030,000           575,131
    Citysavers, Series B,12/01/14 ..............................................   1,030,000           561,319
    Citysavers, Series B, 6/01/15 ..............................................   1,030,000           543,006
    Citysavers, Series B,12/01/15 ..............................................   1,030,000           529,791
    Citysavers, Series B, 6/01/16 ..............................................   1,030,000           509,191
    Citysavers, Series B,12/01/16 ..............................................   1,030,000           496,532
    Citysavers, Series B, 6/01/17 ..............................................   1,030,000           479,259
    Citysavers, Series B,12/01/17 ..............................................   1,030,000           467,177
    Citysavers, Series B, 6/01/18 ..............................................   1,030,000           449,770
    Citysavers, Series B,12/01/18 ..............................................   1,005,000           427,628
    Citysavers, Series B, 6/01/19 ..............................................   1,030,000           420,734
    Citysavers, Series B,12/01/19 ..............................................   1,030,000           409,796
    Citysavers, Series B, 6/01/20 ..............................................  10,000,000         3,821,200
    Principal M-Raes, Series 36, Pre-Refunded, zero cpn. to 10/01/02,
     7.00% thereafter, 10/01/14 ................................................  17,400,000        17,371,116
 Orangetown Housing Authority Facilities Revenue,
    Senior Housing Center Project, Refunding, MBIA Insured, 4/01/30 ............  21,170,000         4,615,907
 Triborough Bridge and Tunnel Authority Revenue, Convention Center Project,
    Series E,1/01/12 ...........................................................  21,625,000        13,887,773
 Westchester Tobacco Asset Securitization Corp. Revenue, Capital Appreciation,
    zero cpn. to 7/15/02, 6.75% thereafter, 7/15/29 ............................  15,000,000        15,809,700
    zero cpn. to 7/15/09, 6.95% thereafter, 7/15/39 ............................  18,000,000        12,441,240
                                                                                                --------------
 TOTAL ZERO COUPON/STEP-UP BONDS (COST $110,250,903) ...........................                   126,647,325
                                                                                                --------------
 TOTAL LONG TERM INVESTMENTS (COST $4,629,555,539) .............................                 4,879,913,934
                                                                                                --------------


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)


                                                                                    PRINCIPAL
                                                                                     AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS .4%
 Long Island Power Authority Electric Systems Revenue, Sub Series 2,
    Daily VRDN and Put,1.55%, 5/01/33 .......................................... $ 2,000,000    $    2,000,000
 New York City GO,
    Daily VRDN and Put, 1.65%, 8/01/17 .........................................   2,300,000         2,300,000
    Fiscal 1994, Series A-4, Daily VRDN and Put, 1.55%, 8/01/21 ................   2,300,000         2,300,000
    Series 8, Sub Series A-8, Daily VRDN and Put, 1.65%, 8/01/18 ...............   1,300,000         1,300,000
    Series B, Sub Series B-7, AMBAC Insured,
     Daily VRDN and Put, 1.65%, 8/15/18 ........................................   4,500,000         4,500,000
    Series H, Sub Series H-3, Daily VRDN and Put, 1.55%, 8/01/20 ...............   1,700,000         1,700,000
    Series H, Sub Series H-3, Daily VRDN and Put, 1.55%, 8/01/23 ...............     700,000           700,000
    Sub Series A-7, Daily VRDN and Put, 1.60%, 8/01/21 .........................   2,050,000         2,050,000
 Puerto Rico Commonwealth Highway and Transportation Authority
    Transportation Revenue, Series A, AMBAC Insured,
    Weekly VRDN and Put, 1.30%, 7/01/28 ........................................     700,000           700,000
                                                                                                --------------
 TOTAL SHORT TERM INVESTMENTS (COST $17,550,000) ...............................                    17,550,000
                                                                                                --------------
 TOTAL INVESTMENTS (COST $4,647,105,539) 98.5% .................................                 4,897,463,934
 OTHER ASSETS, LESS LIABILITIES 1.5% ...........................................                    74,743,999
                                                                                                --------------
 NET ASSETS 100.0% .............................................................                $4,972,207,933
                                                                                                ==============


See glossary of terms on page 42.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)



GLOSSARY OF TERMS
--------------------------------------------------------------------------------
AMBAC - American Municipal Bond Assurance Corp.
COP   - Certificate of Participation
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FSA   - Financial Security Assistance
GO    - General Obligation
HDC   - Housing Development Corp.
HFA   - Housing FinanceAuthority/Agency
HFAR  - Housing Finance Authority/Agency Revenue
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
MBIA  - Municipal Bond Investors Assurance Corp.
MFHR  - Multi-Family Housing Revenue
MFMR  - Multi-Family Mortgage Revenue
MFR   - Multi-Family Revenue
MTA   - Metropolitan Transportation Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
VRDN  - Variable Rate Demand Notes

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2002


Assets:
 Investments in securities:
  Cost ....................................................  $4,647,105,539
                                                             ===============
  Value ...................................................   4,897,463,934
 Cash .....................................................          72,873
 Receivables:
  Investment securities sold ..............................      29,902,520
  Capital shares sold .....................................       4,645,956
  Interest ................................................      82,332,626
                                                             ---------------
      Total assets ........................................   5,014,417,909
                                                             ---------------
Liabilities:
 Payables:
  Investment securities purchased .........................      33,727,565
  Capital shares redeemed .................................       3,516,253
  Affiliates ..............................................       2,539,967
  Shareholders ............................................       2,098,560
 Other liabilities ........................................         327,631
                                                             ---------------
      Total liabilities ...................................      42,209,976
                                                             ---------------
       Net assets, at value ...............................  $4,972,207,933
                                                             ---------------
Net assets consist of:
 Undistributed net investment income ......................  $    2,027,506
 Net unrealized appreciation ..............................     250,358,395
 Accumulated net realized loss ............................     (31,194,857)
 Capital shares ...........................................   4,751,016,889
                                                             ---------------
       Net assets, at value ...............................  $4,972,207,933
                                                             ===============


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
MAY 31, 2002


CLASS A:
 Net assets, at value ...................................................................  $4,609,318,235
                                                                                           ==============
 Shares outstanding .....................................................................     395,723,693
                                                                                           ==============
 Net asset value per share(a) ...........................................................          $11.65
                                                                                           ==============
 Maximum offering price per share (net asset value per share (DIVIDE) 95.75%) ...........          $12.17
                                                                                           ==============
CLASS B:
 Net assets, at value ...................................................................  $  160,193,810
                                                                                           ==============
 Shares outstanding .....................................................................      13,776,877
                                                                                           ==============
 Net asset value and maximum offering price per share(a) ................................          $11.63
                                                                                           ==============
CLASS C:
 Net assets, at value ...................................................................  $  188,641,852
                                                                                           ==============
 Shares outstanding .....................................................................      16,200,191
                                                                                           ==============
 Net asset value per share(a) ...........................................................          $11.64
                                                                                           ==============
 Maximum offering price per share (net asset value per share (DIVIDE) 99%) ..............          $11.76
                                                                                           ==============
ADVISOR CLASS:
 Net assets, at value ...................................................................   $  14,054,036
                                                                                           ==============
 Shares outstanding .....................................................................       1,206,166
                                                                                           ==============
 Net asset value and maximum offering price per share ...................................          $11.65
                                                                                           ==============


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2002


Investment income:
 Interest ..................................................  $277,137,036
                                                              -------------
Expenses:
 Management fees (Note 3) ..................................    22,261,467
 Distribution fees (Note 3)
  Class A ..................................................     3,781,002
  Class B ..................................................       812,308
  Class C ..................................................     1,092,660
 Transfer agent fees (Note 3) ..............................     2,213,362
 Custodian fees ............................................        48,873
 Reports to shareholders ...................................       146,744
 Registration and filing fees ..............................        38,945
 Professional fees (Note 3) ................................       111,359
 Trustees' fees and expenses ...............................        76,150
 Other .....................................................       134,498
                                                              -------------
      Total expenses .......................................    30,717,368
                                                              -------------
       Net investment income ...............................   246,419,668
                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain from investments ........................    13,724,409
 Net unrealized depreciation on investments ................    (2,835,852)
                                                              -------------
Net realized and unrealized gain ...........................    10,888,557
                                                              -------------
Net increase in net assets resulting from operations .......  $257,308,225
                                                              =============

                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MAY 31, 2002 AND 2001


                                                                                  2002           2001
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................  $  246,419,668    $  244,272,248
  Net realized gain from investments .....................................      13,724,409         3,338,878
  Net unrealized appreciation (depreciation) on investments ..............      (2,835,852)      222,042,554
                                                                            ---------------------------------
      Net increase in net assets resulting from operations ...............     257,308,225       469,653,680
 Distributions to shareholders from net investment income:
   Class A ...............................................................    (234,970,996)     (237,802,879)
   Class B ...............................................................      (5,618,437)       (2,754,558)
   Class C ...............................................................      (7,670,614)       (6,345,945)
   Advisor Class .........................................................         (71,740)               --
                                                                            ---------------------------------
 Total distributions to shareholders .....................................    (248,331,787)     (246,903,382)
 Capital share transactions: (Note 2)
   Class A ...............................................................     116,830,421        49,911,067
   Class B ...............................................................      72,451,028        44,401,255
   Class C ...............................................................      41,556,192        21,341,193
   Advisor Class .........................................................      13,964,411                --
                                                                            ---------------------------------
 Total capital share transactions ........................................     244,802,052       115,653,515
      Net increase in net assets .........................................     253,778,490       338,403,813
Net assets
 Beginning of year .......................................................   4,718,429,443     4,380,025,630
                                                                            ---------------------------------
 End of year .............................................................  $4,972,207,933    $4,718,429,443
                                                                            =================================
Undistributed net investment income included in net assets:
 End of year .............................................................  $    2,027,506    $    2,946,037
                                                                            =================================


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide investors with as high a level of income exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to June 1, 2001, de minimus market discount on fixed-income securities was

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. AUDIT GUIDE (CONT.)

included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase of $1,257,061 in the recorded cost of investments and a corresponding decrease in net unrealized appreciation.

The effect of this change for the year ended May 31, 2002 was to increase net investment income by $849,311, increase unrealized losses by $585,838, and decrease realized gains by $263,473. The per share effect of this change for the year ended May 31, 2002, was less than $.005. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Effective October 1, 2001, the fund began offering a new class of shares, Advisor class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At May 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                      YEAR ENDED MAY 31,
                                                   -------------------------------------------------------------
                                                              2002                          2001
                                                   -------------------------------------------------------------
                                                       SHARES         AMOUNT            SHARES         AMOUNT
                                                   -------------------------------------------------------------
CLASS A SHARES:
 Shares sold .....................................  36,730,664    $ 428,174,714      31,831,913   $ 366,317,687
 Shares issued in reinvestment of distributions ..   9,616,419      111,868,932       9,738,080     111,091,499
 Shares redeemed ................................. (36,362,999)    (423,213,225)    (37,332,686)   (427,498,119)
                                                   -------------------------------------------------------------
 Net increase ....................................   9,984,084    $ 116,830,421       4,237,307$     49,911,067
                                                   =============================================================
CLASS B SHARES:
 Shares sold .....................................   6,770,048    $  78,850,578       4,133,633   $  47,577,026
 Shares issued in reinvestment of distributions ..     296,729        3,445,676         146,025       1,668,504
 Shares redeemed .................................    (846,102)      (9,845,226)       (424,171)     (4,844,275)
                                                   -------------------------------------------------------------
 Net increase ....................................   6,220,675    $  72,451,028       3,855,487$     44,401,255
                                                   =============================================================
CLASS C SHARES:
 Shares sold .....................................   5,202,569    $  60,642,138       3,065,385   $  35,322,140
 Shares issued in reinvestment of distributions ..     405,485        4,716,638         329,183       3,757,384
 Shares redeemed .................................  (2,042,348)     (23,802,584)     (1,548,607)    (17,738,331)
                                                   -------------------------------------------------------------
 Net increase ....................................   3,565,706    $  41,556,192       1,845,961$     21,341,193
                                                   =============================================================
ADVISOR CLASS SHARES:(a)
 Shares sold .....................................   1,209,355    $  14,001,342
 Shares issued in reinvestment of distributions ..       1,439           16,642
 Shares redeemed .................................      (4,628)         (53,573)
                                                   -----------------------------
 Net increase ....................................   1,206,166    $  13,964,411
                                                   =============================


a For the period October 1, 2001 (effective date) to May 31, 2002.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE   MONTH-END NET ASSETS
       --------------------------------------------------------------
          .625%    First $100 million
          .500%    Over $100 million up to and including $250 million
          .450%    Over $250 million up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10%, .65%, and .65% per year of its average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the period of $3,027,438 and $301,870, respectively.

The Fund paid shareholder servicing fees of $2,213,362 of which $1,503,876 was paid to Investor Services.

Included in professional fees are legal fees of $15,800 that were paid to a law firm in which a partner is an officer of the Fund.


4. INCOME TAXES

At May 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2008 ........................... $15,851,911
         2009 ........................... $14,143,946
                                          -----------
                                          $29,995,857
                                          ===========

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

At May 31, 2002, the cost of investments, net unrealized appreciation, undistributed tax-exempt income and undistributed long-term capital gains based on the cost of investments for income tax purposes was as follows:

        Cost of investments ...................  $4,646,461,638
                                                ---------------
        Unrealized appreciation ...............     267,860,669
        Unrealized depreciation ...............    (16,858,373)
                                                ---------------
        Net unrealized appreciation ...........  $  251,002,296
                                                ===============

        Undistributed tax-exempt income .......       $ 185,682
        Undistributed long-term capital gains .              --
                                                ---------------
        Distributable earnings ................       $ 185,682
                                                ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

The tax character of distributions paid during the year ended May 31, 2002, were the same for financial statement and tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended May 31, 2002 aggregated $679,061,853 and $456,071,093, respectively.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF FRANKLIN NEW YORK TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin New York Tax-Free Income Fund (the "Fund") at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 8, 2002

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Tax Designation

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2002.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS
                                                                          NUMBER OF
                                                                      PORTFOLIOS IN FUND
                                                  LENGTH OF            COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION          TIME SERVED          BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)           Trustee           Since 1982                 133             Director, RBC Holdings, Inc.
One Franklin Parkway                                                                         (bank holding company) and
San Mateo, CA 94403-1906                                                                     Bar-S Foods (meat packing
                                                                                             company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
---------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)        Trustee           Since 1982                 134             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)           Trustee           Since 1998                  82             Director, Amerada Hess
One Franklin Parkway                                                                         Corporation (exploration and
San Mateo, CA 94403-1906                                                                     refining of oil and gas);
                                                                                             Hercules Incorporated
                                                                                             (chemicals, fibers and resins);
                                                                                             Beverly Enterprises, Inc.
                                                                                             (health care); H.J. Heinz
                                                                                             Company (processed foods and
                                                                                             allied products); RTI
                                                                                             International Metals, Inc.
                                                                                             (manufacture and distribution
                                                                                             of titanium); Digex
                                                                                             Incorporated (web hosting
                                                                                             provider); and Canadian
                                                                                             National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993); General Counsel to the
United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)          Trustee           Since 1992                 133             Director, White Mountains
One Franklin Parkway                                                                         Insurance Group, Ltd. (holding
San Mateo, CA 94403-1906                                                                     company); Martek Biosciences
                                                                                             Corporation; WorldCom, Inc.
                                                                                             (communications services);
                                                                                             MedImmune, Inc.
                                                                                             (biotechnology); Overstock.com
                                                                                             (Internet services); and
                                                                                             Spacehab, Inc. (aerospace
                                                                                             services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
---------------------------------------------------------------------------------------------------------------------------




INTERESTED BOARD MEMBERS AND OFFICERS
                                                                          NUMBER OF
                                                                      PORTFOLIOS IN FUND
                                                  LENGTH OF            COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION          TIME SERVED          BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)       Trustee and       Trustee since 1982         133             None
One Franklin Parkway            President         and President
San Mateo, CA 94403-1906                          since 1983

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (61)   Trustee and       Since 1983                 117             None
One Franklin Parkway            Vice President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (42)             Vice President    Since 1999           Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (57)            Vice President    Since 1987           Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory
Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments
---------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)         Vice President    Since 1995           Not Applicable        None
One Franklin Parkway            and Chief
San Mateo, CA 94403-1906        Financial Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------



                                                                          NUMBER OF
                                                                      PORTFOLIOS IN FUND
                                                  LENGTH OF            COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION          TIME SERVED          BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)              Vice President    Since 2000           Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until
2000).
---------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)           Vice President    Since 2000           Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until
1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)          Vice President -  Since May 2002       Not Applicable        Director, FTI Banque, Arch
600 5th Avenue                  AML Compliance                                               Chemicals, Inc. and Lingnan
Rockefeller Center                                                                           Foundation
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Financial Officer and Director, Fiduciary Trust Company
International; and officer of 40 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)       Treasurer         Since 2000           Not Applicable        None
One Franklin Parkway            and Principal
San Mateo, CA 94403-1906        Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)          Vice President    Since 2000           Not Applicable        None
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------



                                                                          NUMBER OF
                                                                      PORTFOLIOS IN FUND
                                                  LENGTH OF            COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION          TIME SERVED          BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (40)               Vice President    Since 1999           Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           05/02

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FRANKLIN [REGISTRATION MARK] TEMPLETON [REGISTRAION MARK] INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906


ANNUAL REPORT
FRANKLIN NEW YORK TAX-FREE INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN[REGISTRATION MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin New York Tax-Free Income Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

115 A2002 07/02


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